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                                                                    Exhibit 10.1





                             THE 2001 RESTATEMENT OF
                        THE HARRAH'S ENTERTAINMENT, INC.
                           SAVINGS AND RETIREMENT PLAN





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                                TABLE OF CONTENTS


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TABLE OF CONTENTS ...................................................................................................  2


ARTICLE I. DEFINITIONS ..............................................................................................  8

         Section 1.1       GENERAL ..................................................................................  8
         Section 1.2       ACCOUNTS .................................................................................  8
         Section 1.3       ACTIVE PARTICIPANT .......................................................................  9
         Section 1.4       ADMINISTRATIVE COMMITTEE .................................................................  9
         Section 1.5       ADMINISTRATOR ............................................................................  9
         Section 1.6       AFTER TAX CONTRIBUTION ...................................................................  9
         Section 1.7       ANNUAL ADDITION ..........................................................................  9
         Section 1.8       BENEFICIARY .............................................................................. 10
         Section 1.9       BOARD .................................................................................... 11
         Section 1.10      BREAK IN SERVICE ......................................................................... 11
         Section 1.11      CHIEF EXECUTIVE OFFICER .................................................................. 11
         Section 1.12      CODE ..................................................................................... 11
         Section 1.13      COMPANY .................................................................................. 12
         Section 1.14      COMPANY AFFILIATE ........................................................................ 12
         Section 1.15      HARRAH'S STOCK ........................................................................... 12
         Section 1.16      COMPENSATION ............................................................................. 12
         Section 1.17      CONTRIBUTION PERCENTAGE .................................................................. 13
         Section 1.18      DEFERRAL PERCENTAGE ...................................................................... 13
         Section 1.19      DIRECT ROLLOVER .......................................................................... 14
         Section 1.20      DISABILITY RETIREMENT .................................................................... 14
         Section 1.21      DISABILITY RETIREMENT DATE ............................................................... 14
         Section 1.22      DISTRIBUTEE .............................................................................. 14
         Section 1.23      EARLY RETIREMENT ......................................................................... 14
         Section 1.24      EARLY RETIREMENT DATE .................................................................... 15
         Section 1.25      EFFECTIVE DATE ........................................................................... 15
         Section 1.26      ELIGIBLE EMPLOYEE ........................................................................ 15
         Section 1.27      ELIGIBLE RETIREMENT PLAN ................................................................. 15
         Section 1.28      ELIGIBLE ROLLOVER DISTRIBUTION ........................................................... 15
         Section 1.29      EMPLOYEE ................................................................................. 17
         Section 1.30      EMPLOYER ................................................................................. 17
         Section 1.31      ERISA .................................................................................... 17
         Section 1.32      401(K) CONTRIBUTION ...................................................................... 17
         Section 1.33      FIVE PERCENT OWNER ....................................................................... 17
         Section 1.34      FORFEITURE BREAK IN SERVICE .............................................................. 17
         Section 1.35      FORFEITURE ............................................................................... 18


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         Section 1.36      FORMER PARTICIPANT ....................................................................... 18
         Section 1.37      HARDSHIP ................................................................................. 18
         Section 1.38      HIGHLY COMPENSATED EMPLOYEE .............................................................. 19
         Section 1.39      HOUR OF SERVICE .......................................................................... 19
         Section 1.40      HRC ...................................................................................... 21
         Section 1.41      INACTIVE PARTICIPANT ..................................................................... 21
         Section 1.42      INVESTMENT COMMITTEE ..................................................................... 21
         Section 1.43      INVESTMENT FUND .......................................................................... 22
         Section 1.44      LEASED EMPLOYEE .......................................................................... 22
         Section 1.45      LEVELING METHOD .......................................................................... 22
         Section 1.46      MATCH ENTRY DATE ......................................................................... 22
         Section 1.47      MATCHING CONTRIBUTION .................................................................... 23
         Section 1.48      MILITARY LEAVE ........................................................................... 23
         Section 1.49      NONHIGHLY COMPENSATED EMPLOYEE ........................................................... 23
         Section 1.50      NORMAL RETIREMENT ........................................................................ 23
         Section 1.51      NORMAL RETIREMENT DATE ................................................................... 23
         Section 1.52      PARTICIPANT .............................................................................. 23
         Section 1.53      PAYDAY ................................................................................... 23
         Section 1.54      PLAN ..................................................................................... 23
         Section 1.55      PLAN REPRESENTATIVE ...................................................................... 24
         Section 1.56      PLAN YEAR ................................................................................ 24
         Section 1.57      QDRO ..................................................................................... 24
         Section 1.58      QUALIFIED MATCHING CONTRIBUTION .......................................................... 24
         Section 1.59      QUALIFIED NONELECTIVE CONTRIBUTION ....................................................... 24
         Section 1.60      RULES OF THE PLAN ........................................................................ 24
         Section 1.61      SEPARATION FROM THE SERVICE .............................................................. 24
         Section 1.62      SPOUSAL CONSENT .......................................................................... 25
         Section 1.63      SPOUSE; SURVIVING SPOUSE ................................................................. 25
         Section 1.64      STATUTORY COMPENSATION ................................................................... 25
         Section 1.65      TRUST AGREEMENT .......................................................................... 25
         Section 1.66      TRUST FUND ............................................................................... 26
         Section 1.67      TRUSTEE .................................................................................. 26
         Section 1.68      VALUATION DATE ........................................................................... 26
         Section 1.69      YEAR OF ELIGIBILITY SERVICE .............................................................. 26
         Section 1.70      YEAR OF VESTING SERVICE .................................................................. 27

ARTICLE II. ELIGIBILITY ............................................................................................. 28

         Section 2.1       REQUIREMENTS FOR PARTICIPATION ........................................................... 28
         Section 2.2       INACTIVE STATUS .......................................................................... 28
         Section 2.3       FORMER PARTICIPANTS ...................................................................... 29

ARTICLE III. CONTRIBUTIONS .......................................................................................... 30

         Section 3.1       CONTRIBUTIONS IN GENERAL ................................................................. 30


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         Section 3.2       MAXIMUM ANNUAL CONTRIBUTION .............................................................. 30
         Section 3.3       PARTICIPANT CONTRIBUTIONS ................................................................ 30
         Section 3.4       MATCHING CONTRIBUTIONS ................................................................... 33
         Section 3.5       LIMITATION ON 401(K) CONTRIBUTIONS ....................................................... 34
         Section 3.6       LIMITATION ON MATCHING AND AFTER TAX CONTRIBUTIONS ....................................... 35
         Section 3.7       ALTERNATIVE USE LIMITATION TEST .......................................................... 37
         Section 3.8       LIMITATION ON ANNUAL ADDITIONS; TREATMENT OF OTHERWISE EXCESSIVE ALLOCATIONS ............. 38
         Section 3.9       REEMPLOYMENT RIGHTS AFTER QUALIFIED MILITARY SERVICE ..................................... 40

ARTICLE IV. ROLLOVERS AND TRANSFERS ................................................................................. 42

         Section 4.1       ROLLOVERS AND TRANSFERS .................................................................. 42

ARTICLE V. INVESTMENT OF ACCOUNTS ................................................................................... 44

         Section 5.1       INVESTMENT OPTIONS ....................................................................... 44
         Section 5.2       DEFAULT INVESTMENT FUND .................................................................. 44
         Section 5.3       INVESTMENT COMMITTEE ..................................................................... 45
         Section 5.4       PARTICIPANTS HAVE RIGHT TO VOTE AND TENDER HARRAH'S STOCK ................................ 45
         Section 5.5       REGISTRATION AND DISCLOSURE FOR HARRAH'S STOCK ........................................... 46
         Section 5.6       HARRAH'S STOCK FUND ...................................................................... 46
         Section 5.7       PUT OPTION ............................................................................... 46

ARTICLE VI. VALUATION OF THE TRUST FUND AND ACCOUNTS ................................................................ 48

         Section 6.1       INDIVIDUAL PARTICIPANT ACCOUNTING ........................................................ 48
         Section 6.2       PAYMENT OF FEES AND EXPENSES ............................................................. 48
         Section 6.3       PARTICIPANT STATEMENTS ................................................................... 48
         Section 6.4       ACCOUNTS FOR QDRO BENEFICIARIES .......................................................... 49
         Section 6.5       DETERMINATION OF VALUES .................................................................. 49
         Section 6.6       ALLOCATION OF VALUES ..................................................................... 49
         Section 6.7       APPLICABILITY OF ACCOUNT VALUES .......................................................... 50
         Section 6.8       HARRAH'S STOCK VALUATION ................................................................. 50

ARTICLE VII. VESTING ................................................................................................ 51

         Section 7.1       VESTING OF ACCOUNTS ...................................................................... 51
         Section 7.2       FORFEITURES .............................................................................. 52
         Section 7.3       RESTORATION OF FORFEITURES ............................................................... 52
         Section 7.4       USE OF FORFEITURES ....................................................................... 53
         Section 7.5       CHANGE IN CONTROL ........................................................................ 53

ARTICLE VIII. IN-SERVICE WITHDRAWALS ................................................................................ 55

         Section 8.1       IN-SERVICE WITHDRAWAL APPROVAL ........................................................... 55


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         Section 8.2       PAYMENT FORM AND MEDIUM .................................................................. 55
         Section 8.3       SOURCE AND TIMING OF IN-SERVICE WITHDRAWAL FUNDING ....................................... 55
         Section 8.4       SPOUSAL CONSENT .......................................................................... 55
         Section 8.5       FEES ..................................................................................... 55
         Section 8.6       HARDSHIP WITHDRAWALS ..................................................................... 55
         Section 8.7       ROLLOVER ACCOUNT WITHDRAWAL .............................................................. 56
         Section 8.8       AFTER TAX ACCOUNT WITHDRAWAL ............................................................. 57
         Section 8.9       MATCHING ACCOUNT WITHDRAWAL .............................................................. 57
         Section 8.10      AGE 59 1/2 WITHDRAWAL .................................................................... 57

ARTICLE IX. LOANS ................................................................................................... 58

         Section 9.1       PARTICIPANT LOANS PERMITTED .............................................................. 58
         Section 9.2       LOAN APPLICATION, NOTE AND SECURITY ...................................................... 58
         Section 9.3       LOAN APPROVAL ............................................................................ 58
         Section 9.4       SPOUSAL CONSENT .......................................................................... 58
         Section 9.5       LEGAL MAXIMUM LIMIT ...................................................................... 58

ARTICLE X. EMPLOYMENT AFTER NORMAL RETIREMENT DATE .................................................................. 59

         Section 10.1      CONTINUATION OF EMPLOYMENT ............................................................... 59
         Section 10.2      CONTINUATION OF PARTICIPATION ............................................................ 59
         Section 10.3      REQUIRED MINIMUM DISTRIBUTIONS ........................................................... 59

ARTICLE XI. DISTRIBUTIONS ........................................................................................... 60

         Section 11.1      RIGHTS UPON NORMAL OR DISABILITY RETIREMENT OR SEPARATION FROM THE SERVICE ............... 60
         Section 11.2      DISTRIBUTION OF ACCOUNTS ................................................................. 60
         Section 11.3      SMALL ACCOUNTS ........................................................................... 60
         Section 11.4      DETERMINATION OF VALUE OF ACCOUNTS ....................................................... 60
         Section 11.5      DISTRIBUTIONS OF HARRAH'S STOCK .......................................................... 61
         Section 11.6      TIMING ................................................................................... 62
         Section 11.7      NOTICE ................................................................................... 62
         Section 11.8      DISTRIBUTION UPON DEATH .................................................................. 62

ARTICLE XII. TOP HEAVY PROVISIONS ................................................................................... 64

         Section 12.1      TOP HEAVY DETERMINATION .................................................................. 64
         Section 12.2      MINIMUM BENEFITS ......................................................................... 67

ARTICLE XIII. ADMINISTRATIVE PROVISIONS ............................................................................. 69

         Section 13.1      DUTIES AND POWERS OF THE ADMINISTRATOR ................................................... 69
         Section 13.2      ADMINISTRATIVE COMMITTEE ................................................................. 70


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         Section 13.3      ADMINISTRATIVE COMMITTEE OPERATING RULES ................................................. 70
         Section 13.4      CLAIMS PROCEDURE ......................................................................... 70
         Section 13.5      CONFLICTING CLAIMS ....................................................................... 72
         Section 13.6      PAYMENTS ................................................................................. 72
         Section 13.7      EFFECT OF DELAY OR FAILURE TO ASCERTAIN AMOUNT DISTRIBUTABLE OR TO LOCATE DISTRIBUTEE .... 72
         Section 13.8      SERVICE OF PROCESS ....................................................................... 73
         Section 13.9      LIMITATIONS UPON POWERS OF THE ADMINISTRATOR ............................................. 73
         Section 13.10     ANTI-ALIENATION PROVISIONS ............................................................... 73
         Section 13.11     CORRECTIVE OF ADMINISTRATIVE ERRORS; SPECIAL CONTRIBUTIONS ............................... 74
         Section 13.12     ELECTRONIC ADMINISTRATION ................................................................ 74

ARTICLE XIV. TERMINATION, DISCONTINUANCE, AMENDMENT, MERGER, ADOPTION OF PLAN ....................................... 75

         Section 14.1      TERMINATION OF PLAN; DISCONTINUANCE OF CONTRIBUTIONS ..................................... 75
         Section 14.2      AMENDMENT OF PLAN ........................................................................ 75
         Section 14.3      RETROACTIVE EFFECT OF PLAN AMENDMENT ..................................................... 76
         Section 14.4      CONSOLIDATION OR MERGER, ADOPTION OF PLAN BY OTHER COMPANIES ............................. 76
         Section 14.5      ADOPTION OF PLAN BY COMPANY AFFILIATES ................................................... 77

ARTICLE XV. MISCELLANEOUS PROVISIONS ................................................................................ 78

         Section 15.1      IDENTIFICATION OF FIDUCIARIES ............................................................ 78
         Section 15.2      ALLOCATION OF FIDUCIARY RESPONSIBILITIES ................................................. 78
         Section 15.3      LIMITATION ON RIGHTS OF EMPLOYEES ........................................................ 79
         Section 15.4      GOVERNING LAW ............................................................................ 79
         Section 15.5      GENDER AND PLURALS ....................................................................... 79
         Section 15.6      TITLES ................................................................................... 79
         Section 15.7      REFERENCES ............................................................................... 79
         Section 15.8      USE OF TRUST FUNDS ....................................................................... 79
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                           THE 2001 RESTATEMENT OF THE
            HARRAH'S ENTERTAINMENT, INC. SAVINGS AND RETIREMENT PLAN


                  Harrah's Entertainment, Inc. (the "Company"), a Delaware corporation, established the Harrah's Entertainment, Inc. Savings and Retirement Plan (the "Plan") for the exclusive benefit of its eligible employees, effective as of February 6, 1990. The Plan has been amended several times and is now amended and restated in its entirety.

                  In connection with certain acquisitions, the Rio Suite Hotel & Casino Employee Retirement Plan merged into the Plan effective January 3, 2000, and certain accounts and assets of the Showboat, Inc. Retirement Savings Plan merged into the Plan in 1999. Additionally, in connection with the Company's acquisition of Harveys Casino & Resorts, Inc., the Company wishes to merge the Harveys 401(k) Plan into the Plan, effective January 1, 2002.

                  In compliance with amendments to the Internal Revenue Code mandated by the Uniformed Services Employment and Reemployment Rights Act of 1994, the Uruguay Round Agreements Act (GATT), the Small Business Job Protection Act of 1996, the Taxpayer Relief Act of 1997, the Community Renewal Tax Relief Act of 2000, the IRS Restructuring and Reform Act of 1998, and certain parts of the Economic Growth and Tax Relief Reconciliation Act of 2001, to provide for the merger of the Harveys 401(k) Plan into the Plan, to eliminate annuities as an optional form of distribution and to make certain other changes, this amendment and restatement to the Plan is hereby adopted. This amendment to the Plan constitutes a complete amendment, restatement and continuation of the Plan.

                  In general, the provisions of this restatement are effective as of January 1, 2002, except as otherwise provided in the Plan or required to comply with applicable law. Except as otherwise specifically provided herein or required by law, the provisions of this amended and restated Plan relating to eligibility for participation, eligibility for benefits, amount of benefits, manner of benefit payments and timing of benefit payments shall only apply to an Employee who terminates employment on or after January 1, 2002. Any Employee who terminated employment prior to January 1, 2002, shall have his eligibility for benefits and the amount and form of benefits, if any, determined in accordance with the provisions of the Plan in effect on the date his employment terminated except as otherwise required by law or by this document.

                  The Plan is a profit-sharing plan with a cash or deferred arrangement intended to comply with the provisions of Sections 401(a), 401(k) and 401(m) of the Code.

                  The Plan is an "eligible individual account plan," as defined in ERISA Section 407(d)(3), and provides for the acquisition and holding of "qualifying employer securities," as defined in ERISA Section 407(d)(5).


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                                        ARTICLE I.
                                   DEFINITIONS

                  Section 1.1 GENERAL. Whenever any of the following terms is used in the Plan with the first letter or letters capitalized, it shall have the meaning specified below unless the context clearly indicates to the contrary.

                  Section 1.2 ACCOUNTS. "Accounts" means the following Accounts which may be maintained under this Plan for a Participant:

                  (a) 401(K) ACCOUNT means the separate Account, if any, maintained for each Participant to which shall be credited such Participant's 401(k) Contributions made pursuant to Section 3.3(a), related investment earnings and loan repayments and from which shall be debited allocable expenses, investment losses, loans, withdrawals and distributions.

                  (b) AFTER TAX ACCOUNT means the separate Account, if any, maintained for each Participant to which shall be credited such Participant's After Tax Contributions made pursuant to Section 3.3(b), related investment earnings and loan repayments and from which shall be debited allocable expenses, investment losses, loans, withdrawals and distributions.

                  (c) MATCHING ACCOUNT means the separate Account, if any, maintained for each Participant to which shall be credited such Participant's share of an Employer's Matching Contributions made pursuant to Section 3.4, related investment earnings and loan repayments and from which shall be debited allocable expenses, investment losses, loans, withdrawals and distributions.

                  (d) ROLLOVER ACCOUNT means the separate Account, if any, maintained for each Participant to which shall be credited such Participant's Rollover Contributions made pursuant to Section 4.1, related investment earnings and loan repayments and from which shall be debited allocable expenses, investment losses, loans, withdrawals and distributions.

                  (e) QUALIFIED ACCOUNT means the separate Account, if any, maintained for each Participant to which shall be credited such Participant's share of Qualified Nonelective Contributions and/or Qualified Matching Contributions, related investment earnings and loan repayments and from which shall be debited allocable expenses, investment losses, loans, withdrawals and distributions.

                  (f) PRIOR PLAN ACCOUNT means the separate Account, if any, maintained for each Participant to which shall be credited such Participant's share of contributions

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made pursuant to the provisions of the Harrah's Retirement Plan and the Holiday
Casino Profit Sharing Plan which had merged into the Holiday Corporation Savings and Retirement Plan prior to February 6, 1990, related investment earnings and loan repayments and from which shall be debited allocable expenses, investment losses, loans, withdrawals and distributions.

                  (g) MONEY PURCHASE ACCOUNT means the separate Account, if any, maintained for each Participant to which shall be credited such Participant's share of contributions made pursuant to the provisions of the Holiday Inns, Inc. Employees' Retirement Plan and any other plan subject to the provisions of Code Sections 401(a)(11)(B)(ii) and 417 which are transferred directly to the Plan, related investment earnings and loan repayments and from which shall be debited allocable expenses, investment losses, loans, withdrawals and distributions.

In addition, such other Accounts may be established and maintained as the Administrator may deem appropriate, such as, but not limited to, segregated accounts, noninterest-bearing forfeiture accounts and the like.

                  Section 1.3 ACTIVE PARTICIPANT. "Active Participant" means a Participant who is an Eligible Employee.

                  Section 1.4 ADMINISTRATIVE COMMITTEE. "Administrative Committee", as described in Section 13.2, means the person or persons designated by the Administrator to function in accordance with the Rules of the Plan.

                  Section 1.5 ADMINISTRATOR. "Administrator" means Harrah's Operating Company Memphis, Inc., acting through such individuals or committees it appoints.

                  Section 1.6 AFTER TAX CONTRIBUTION. "After Tax Contribution" means an amount contributed by a Participant to the Plan under Section 3.3(b).

                  Section 1.7 ANNUAL ADDITION. "Annual Addition" of a Participant for the Plan Year in question means the sum of

                  (a) Company contributions, forfeitures, voluntary after-tax contributions (excluding any excess amounts distributed to him pursuant to Section 3.8) allocated to his Accounts under the Plan for that Plan Year,

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                  (b)      401(k) Contributions allocated to his 401(k) Account
for that Plan Year (excluding any excess amounts which are distributed to him pursuant to Section 3.5),

                  (c) Company contributions, forfeitures and Participant contributions allocated to his accounts under all other qualified defined contribution plans, if any, of the Company and any Company Affiliate for that Plan Year, and

                  (d) Except for purposes of Section 3.8(a)(i), the sum of any

                           (i)      Company contributions allocated to an
individual medical account (as defined in Code Section 415(l)(2)) which is maintained under a qualified pension or annuity plan, and

                           (ii)     Company contributions allocated to the
separate account of a Key Employee (as defined in Section 12.1(b)(iii)) for the purpose of providing post-retirement medical benefits.

                  If, in a particular Plan Year, the Company contributes an amount to a Participant's Accounts because of an erroneous forfeiture in a prior Plan Year or because of an erroneous failure to allocate amounts in a prior Plan Year, the contribution shall not be considered an Annual Addition with respect to the Participant for that particular Plan Year but shall be considered an Annual Addition for the Plan Year to which it relates. If the amount so contributed in the particular Plan Year takes into account actual investment gains attributable to the period subsequent to the Plan Year to which the contribution relates, the portion of the total contribution which consists of such gains shall not be considered as an Annual Addition for any Plan Year.

                  Section 1.8 BENEFICIARY.

                  (a) DEFINITION. "Beneficiary" means any person or entity designated by a Participant in the form approved by the Administrator or its delegate or agent to receive benefits payable as a result of the Participant's participation in the Plan after the Participant's death.

                  (b) SPECIAL RULE FOR MARRIED PARTICIPANTS. Each married Participant will be deemed to have selected his Spouse as his Beneficiary unless the Participant's Spouse has given Spousal Consent in the form provided by the Administrator. Spousal Consent will not be required if the Participant states on the applicable form provided for that purpose by the Administrator and notarized that:

                           (i)      the Participant is able to establish to the
satisfaction of the Administrator that he has no Spouse; or

                           (ii)     the Participant's Spouse cannot be located;
or

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                           (iii)    there are other circumstances under which
consent of the Spouse is not required in accordance with applicable U.S. Treasury or Department of Labor regulations.

                  (c) SPECIAL RULE IF NO DESIGNATION IN EFFECT. If no valid designation is in effect upon the death of the Participant or if the designated Beneficiary has predeceased the Participant, the Beneficiary shall be the person or persons who survives the Participant in the first of the following classes of preferences:

                           (i)      Participant's surviving Spouse; if none then

                           (ii)     Participant's surviving children, including
adopted children, in equal shares, PER STIRPES (by right of representation); if none then

                           (iii)    Participant's surviving parents; if none
then

                           (iv)     the executor or administrator of the
Participant's estate.

                  (d) DISSOLUTION OF MARRIAGE. Upon the dissolution of marriage of a Participant, any designation of the Participant's former Spouse as a Beneficiary shall be treated as though the Participant's former Spouse had predeceased the Participant unless (i) the Participant executes another Beneficiary designation that complies with this Section and clearly names such former Spouse as a Beneficiary, or (ii) a QDRO presented to the Administrator prior to distribution being made on behalf of the Participant explicitly requires the Participant to maintain the former Spouse as the Beneficiary. In any case in which the Participant's former Spouse is treated under the Participant's Beneficiary designation as having predeceased the Participant, no heirs or other beneficiaries of the former Spouse shall receive benefits from the Plan as a Beneficiary of the Participant except as provided otherwise in the Participant's Beneficiary designation.

                  Section 1.9 BOARD. "Board" means the board of directors of Harrah's Entertainment, Inc.

                  Section 1.10 BREAK IN SERVICE. "Break in Service" of an Employee or former Employee means the twelve consecutive month period beginning on the date of his first Hour of Service or any Plan Year beginning thereafter during which he did not have more than 500 Hours of Service.

                  Section 1.11 CHIEF EXECUTIVE OFFICER. Chief Executive Officer" means the Company's chief executive officer.

                  Section 1.12 CODE.


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                  "Code" means the Internal Revenue Code of 1986, as amended.

                  Section 1.13 COMPANY. "Company" means Harrah's Entertainment, Inc. and any successor company which continues the Plan.

                  Section 1.14 COMPANY AFFILIATE. "Company Affiliate" means any employer which, at the time of reference, was, with the Company, a member of a controlled group of corporations or trades or businesses under common control, or a member of an affiliated service group, as determined under regulations issued by the Secretary of the Treasury or his delegate under Code Sections 414(b), (c), (m) and 415(h) and any other entity required to be aggregated with the Company pursuant to regulations issued under Code Section 414(o).

                  Section 1.15 HARRAH'S STOCK. "Harrah's Stock" means shares of common stock of the Company, par value $0.10 per share.

                  Section 1.16 COMPENSATION.

                  (a) "Compensation" of a Participant for any Plan Year means base pay, shift premiums, commissions and tips (including those earned while on overtime) reported to the Employer for Federal withholding purposes (but not exceeding tips actually received) paid during the Plan Year including amounts excluded from taxable income by reason of Code Sections 125, 132(f)(4), 402(c)(3), 402(h) or 403(b). Compensation excludes overtime, bonuses, salary continuation payments (except as provided below), any amount deferred under a nonqualified deferred compensation plan, consulting payments and other forms of additional remuneration. Notwithstanding the above, solely with respect to any Employee who is placed on salary continuation status prior to August 1, 2001, Compensation shall include salary continuation payments.

                  (b) Solely for the purposes of Sections 1.18 (Deferral Percentage) and 1.17 (Contribution Percentage), the Administrator may elect for any Plan Year to exclude from Compensation amounts deferred under Section 3.3(a) (under Code Section 401(k)) and under Code Section 125 (cafeteria plans) or to apply any alternate definition of Compensation that satisfies the requirements of Code Section 414(s) and the regulations thereunder.

                  (c) Effective January 1, 2002, for all purposes of the Plan, Compensation and Statutory Compensation in excess of $200,000 (as adjusted for cost-of-living increases in accordance with Code Section 401(a)(17)(B)) shall be disregarded. For any Plan Year beginning on January 1, 1994 but before January 1, 2002, for all purposes of the Plan, Compensation and Statutory Compensation in excess of $150,000 (adjusted for increases in the cost of living as described in Code
Section 401(a)(17)) shall be disregarded.

                  Section 1.17 CONTRIBUTION PERCENTAGE.

                  (a) "Contribution Percentage" for a Plan Year means, with respect to eligible Participants who are in the Highly Compensated Group and eligible Participants who are in the Nonhighly Compensated Group, the average of the individual percentages obtained, as to each Participant in such group, by dividing:

                           (i)      the sum of (A) the amount of Matching
Contributions allocated to his Matching Account and the amount of After Tax Contributions allocated to his After Tax Account for the Plan Year, (B) any Qualified Nonelective Contributions or Qualified Matching Contributions for that Plan Year (under Section 3.5(b) or 3.6(b)), and (C) allocations to his 401(k) Account to the extent that the Administrator elects to take such allocations into account, by

                           (ii)     his Statutory Compensation for that portion
of the Plan Year during which he was eligible to receive allocations to his After Tax Account or Matching Account.

                  (b) For purposes of this Section, all plans required to be taken into account under Code Section 401(m)(2)(B) shall be treated as a single plan.

                  (c) The Administrator may elect to expand the Statutory Compensation of a Participant taken into account for purposes of subsection
(a)(ii) to such amounts received by him for that entire Plan Years provided that such determination is applied uniformly to all Participants for the year in question.

                  Section 1.18 DEFERRAL PERCENTAGE.

                  (a) "Deferral Percentage" for a Plan Year means, with respect to eligible Participants who are in the Highly Compensated Group and eligible Participants who are in the Nonhighly Compensated Group, the average of the individual percentages obtained as to each Participant in such group, by dividing:

                           (i)      the sum of (A) the amount, if any, credited
to his 401(k) Account for the Plan Year in question under this Plan and any other plans which are aggregated with this Plan under Code Section 401(k)(3)(A) (including any excess amounts described in Code Section 402(g) if he is a Highly Compensated Employee but excluding any excess amounts distributed to him pursuant to Section 3.8(b)) and (B) to the extent

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elected by the Administrator under Section 3.5(b), amounts credited to his
Qualified Account for that Plan Year, by

                           (ii)     his Statutory Compensation for that portion
of the Plan Year during which he was eligible to defer Compensation to his 401(k) Account.

                  (b) The Administrator may elect to expand the Statutory Compensation of a Participant taken into account for purposes of subsection
(a)(ii) to such amounts received by him for that entire Plan Year provided that such determination is applied uniformly to all Participants for the year in question.

                  Section 1.19 DIRECT ROLLOVER. "Direct Rollover" means a payment by the Plan to an Eligible Retirement Plan designated by a Distributee.

                  Section 1.20    DISABILITY RETIREMENT. "Disability
Retirement" of a Participant means his Separation from the Service due to any physical or mental injury or disease which causes him to be permanently incapable of securing any gainful employment. Such disability shall be established by certification to the Plan Administrator. Such certification shall be by:

                  (a) a physician selected by the Employee and approved by the Plan Administrator;

                  (b) three physicians, one selected by the Employee, one selected by the Plan Administrator, and one selected by the physicians selected by the Employee and Plan Administrator;

                  (c) an award to receive Social Security disability benefits; or

                  (d) approval of waiver of premiums under the Employer's group life insurance plan.

                  Section 1.21 DISABILITY RETIREMENT DATE. "Disability Retirement Date" of a Participant means the date (prior to his Normal Retirement
Date) fixed by the Administrator for his Disability Retirement.

                  Section 1.22 DISTRIBUTEE. "Distributee" means a Participant, Surviving Spouse or an alternate payee under a QDRO.

                  Section 1.23 EARLY RETIREMENT.

                  "Early Retirement" of an Active Participant means his Separation from the Service (except by death) after his Early Retirement Date.

                  Section 1.24 EARLY RETIREMENT DATE. "Early Retirement Date" means a Participant's 55th birthday.

                  Section 1.25 EFFECTIVE DATE. "Effective Date" means January 1, 2002, unless stated otherwise. In general, the provisions of this document only apply to Participants who are Employees on or after the Effective Date. However, investment and distribution provisions apply to all Participants with Account balances to be invested or distributed after the Effective Date.

                  Section 1.26 ELIGIBLE EMPLOYEE. An "Eligible Employee" means an Employee of an Employer other than:

                  (a) an Employee whose employment with the Employer is governed by a collective bargaining agreement that does not expressly provide for Plan participation,

                  (b) a non-resident alien with no U.S. source earned income (as defined in Code Section 861(a)) who has not been approved by the Administrator as eligible to participate.

                  Section 1.27 ELIGIBLE RETIREMENT PLAN. "Eligible Retirement Plan" means

                  (a)      an individual retirement account (described in Code
Section 408(a)),

                  (b)      an individual retirement annuity (described in Code
Section 408(b)),

                  (c) an annuity plan (described in Code Section 403(a)) and

                  (d)      a qualified trust (described in Code Section
402(c)(8)(A)).

Only for Plan Years beginning before January 1, 2002, an "Eligible Retirement Plan" means only an individual retirement account or an individual retirement annuity for a Distributee who is a Surviving Spouse.

                  Section 1.28 ELIGIBLE ROLLOVER DISTRIBUTION.

                  (a) Except as provided in subsection (b), "Eligible Rollover Distribution" means any distribution of all or any portion of a Participant's Accounts to a Distributee.

                  (b) "Eligible Rollover Distribution" shall not mean any distribution

                           (i)      that is one of a series of substantially
equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's Beneficiary,

                           (ii)     that is paid for a specified period of ten
years or more,

                           (iii)    that is part of a series of distributions
during a calendar year to the extent that such distributions are expected to total less than $200 or a total lump sum distribution which is equal to less than $200, as described in Treas. Reg. Sec. 1.401(a)(31) - 1, Q&A11,

                           (iv)     effective January 1, 2002, for any
distribution that is made upon hardship of the Employee, and (B) effective for the Plan Years commencing on January 1, 1999, January 1, 2000 and January 1, 2001, that is a hardship withdrawal (as defined in Code Section
401(k)(2)(B)(i)(IV)) consisting of elective deferrals under Code Section 401(k),

                           (v)      to the extent such distribution is required
under Code Section 401(a)(9) or

                           (vi)     to the extent such distribution is not
includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                  Section 1.29 EMPLOYEE.

                  (a) "Employee" means, except as provided below, any person who renders services to the Company or a Company Affiliate in the status of an "employee" as the term is defined in Code Section 3121(d). However, the term does not include any person provided by a temporary agency or any person whose services with the Company or Company Affiliate are performed pursuant to a contract or other document (including any designation on a hire form or personnel form) that purports to treat the individual as an independent contractor or consultant even if such individual is later determined (by judicial action or otherwise) to have been a common law employee of the Company or Company Affiliate.

                  (b) An Employee who, on or after August 1, 2001, is placed on salary continuation or consulting status with pay following active service as a full time Employee will not be considered an Employee during such salary continuation or consulting status.

                  (c) Except as provided in Section 1.39(b) (Hours of Service) and Section 1.38 (Highly Compensated Employee), "Employee" shall not include leased employees treated as Employees of the Company or a Company Affiliate pursuant to Code Sections 414(n) and 414(o).

                  Section 1.30 EMPLOYER. "Employer" means the Company and any Company Affiliate that adopts the Plan as a whole or with respect to any one or more divisions in accordance with Section 14.5.

                  Section 1.31 ERISA. "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

                  Section 1.32 401(K) CONTRIBUTION. "401(k) Contribution" of a Participant means an amount contributed by his Employer to the Plan for him under Section 3.3(a).

                  Section 1.33 FIVE PERCENT OWNER. "Five Percent Owner" means any person who owns more than 5% of the Company or any Company Affiliate as defined in Code Section 416.

                  Section 1.34 FORFEITURE BREAK IN SERVICE.

                  "Forfeiture Break in Service" means five consecutive one-year Breaks in Service.

                  Section 1.35 FORFEITURE. "Forfeiture" means the portion of a Participant's Accounts which is not vested in accordance with Section 7.1 based on his Years of Vesting Service as of the date of his Separation from the Service provided that no such Forfeiture shall be deemed to occur before the earlier of

                  (a) the date such Participant is deemed to receive a distribution of the entire value of his vested Accounts or

                  (b) the date such Participant incurs a Forfeiture Break in Service.

                  Section 1.36 FORMER PARTICIPANT. "Former Participant" means a former Active Participant who is not employed by the Company or any Company Affiliate but who retains a Plan Account.

                  Section 1.37 HARDSHIP.

                  (a) "Hardship" of a Participant as determined by the Administrator in its discretion on the basis of all relevant facts and circumstances and in accordance with the following nondiscriminatory and objective standards, uniformly interpreted and consistently applied, and without regard to the existence of other resources which are reasonably available to the Participant, means any one or more of the following:

                           (i)      Unreimbursed expenses for medical care
described in Code Section 213(d) previously incurred by him, his Spouse, or his dependent (as described in Code Section 152) or necessary for him, his Spouse or his dependent to obtain medical care;

                           (ii)     Costs directly related to the purchase
(excluding mortgage payments) of a principal residence for him;

                           (iii)    Payment of tuition and related educational
fees for the next twelve months of post-secondary education for him, his Spouse, children, or his dependents;

                           (iv)     Payments necessary to prevent his eviction
from his principal residence or foreclosure on the mortgage of his principal residence; or

                           (v)      Any other event identified by the
Commissioner of Internal Revenue in revenue rulings, notices and/or other documents of general applicability for inclusion in the foregoing list.

                  (b) A financial need shall not fail to qualify as immediate and heavy merely because such need was reasonably foreseeable by the Participant or voluntarily incurred.

                  Section 1.38 HIGHLY COMPENSATED EMPLOYEE.

                  (a) Effective January 1, 1997, for any current Plan Year, a "Highly Compensated Employee" means any Employee who

                           (i)      in the previous Plan Year had Statutory
Compensation in excess of $80,000 (as adjusted), or

                           (ii)     was a Five Percent Owner at any time during
the previous Plan Year or the current Plan Year, or

                           (iii)    is a former Employee who during the Plan
Year in which he separated from the service or during any Plan Year ending on or after his fifty-fifth birthday, was a highly compensated employee, as defined in Code Section 414(q)(6) and the regulations thereunder.

                  (b) For purposes of this Section, "Statutory Compensation" shall include Compensation deferral amounts and other amounts required to be taken into account pursuant to Code Section 414(q)(4), and "Employee" shall include leased Employees treated as Employees of the Company and Company Affiliates pursuant to Code Section 414(n) or 414(o).

                  (c) Each Highly Compensated Employee is a member of the "Highly Compensated Group."

                  (d) Effective January 1, 1997, all references to family aggregation are eliminated.

                  Section 1.39 HOUR OF SERVICE.

                  (a) "Hour of Service" of an Employee (including a Leased Employee) means the following:

                           (i)      Each hour for which he is paid or entitled
to payment by the Company or a Company Affiliate for the performance of services.

                           (ii)     Each hour in or attributable to a period of
time during which he performs no duties (irrespective of whether he has had a Separation from the Service) due to a vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or a leave of absence for which he is so paid or so entitled to payment by the Company or a Company Affiliate, whether direct or indirect; provided, however, that

                                    (A)      no more than 501 Hours of Service
shall be credited under this paragraph to an Employee on account of any such period; and

                                    (B)      no such hours shall be credited to
an Employee if attributable to payments made or due under a plan maintained solely for the purpose of complying with applicable workers' compensation, unemployment compensation or disability insurance laws or to a payment which solely reimburses the Employee for medical or medically related expenses incurred by him.

                           (iii)    Each hour for which he is entitled to back
pay, irrespective of mitigation of damages, whether awarded or agreed to by the Company or a Company Affiliate; provided, however, no more than 501 Hours of Service shall be credited under this paragraph to an Employee on account of any such period.

                  (b) (i) Solely for the purposes of Section 1.10 (Break in Service), an Hour of Service shall also include each hour in or attributable to a Plan Year during which the Employee performs no duties for the Company or a Company Affiliate (irrespective of whether he has had a Separation from the Service) due to an absence from work

                                    (A)      by reason of pregnancy of the
Employee,

                                    (B)      by reason of the birth of a child
of the Employee,

                                    (C)      by reason of the placement of a
child with the Employee in connection with the adoption of such child by the Employee, or

                                    (D)      for purposes of caring for such
child for a period beginning immediately following such birth or placement,

subject, however, to the provisions of paragraphs (ii), (iii) and (iv) below.

                           (ii)     The hours described in paragraph (i) are

                                    (A)      the Hours of Service which
otherwise would normally have been credited to the Employee but for such absence or

                                    (B)      in any case in which the Plan is
unable to determine such hours, eight Hours of Service per day of such absence,

provided, however, that the total number of hours treated as Hours of Service under paragraph (i) by reason of any such pregnancy or placement shall not exceed 501.

                           (iii)    The hours described in paragraph (ii) shall
be treated as Hours of Service under paragraph (i)

                                    (A)      only in the Plan Year in which the
absence from work for such reason or purpose begins if the Employee would be prevented from incurring a Break in Service in such Plan Year solely because of the provisions of paragraphs (i) and (ii), or

                                    (B)      in any other case, in the
immediately following Plan Year.

                           (iv)     No credit for hours referred to in
paragraphs (i), (ii) and (iii) shall be given unless the Employee furnishes to the Administrator such timely information as the Administrator may reasonably require to establish

                                    (A)      that the absence from work is for a
reason or purpose referred to in paragraph (i), and

                                    (B)      the number of days for which there
was such an absence.

                  (c)      Hours of Service under subsections (a)(ii) and
(a)(iii) shall be calculated in accordance with 29 C.F.R. Section 2530.200b-2(b). Each Hour of Service shall be attributed to the Plan Year or initial eligibility year in which it occurs except to the extent that the Company, in accordance with 29 C.F.R. Section 2530.200b-2(c), credits such Hour to another computation period under a reasonable method consistently applied.

                  (d) For any salaried Employee who is exempt for purposes of the Fair Labor Standards Act, Hours of Service shall be determined based on the frequency of such Employee's payroll frequency. The following number of Hours of Service shall be credits based on the appropriate payroll frequency:

                      Units of time        Hours of Service
                      -------------        ----------------

                      day                  10 hours
                      week                 45 hours
                      semi-monthly               95 hours
                      monthly              190 hours

                  Section 1.40 HRC. "HRC" means the Human Resources Committee of the Board.

                  Section 1.41 INACTIVE PARTICIPANT. "Inactive Participant" means an individual who is no longer an Eligible Employee, as described in
Section 2.2 but who retains a Plan Account.

                  Section 1.42 INVESTMENT COMMITTEE. "Investment Committee" means the committee appointed by the Board or the HRC to exercise the responsibilities set forth in Section 5.3.

                  Section 1.43 INVESTMENT FUND. "Investment Fund" means one of the investment funds of the Trust Fund, including the option to invest in Harrah's Stock, which is authorized by the Investment Committee at the time of reference as provided in Article V. The Investment Funds to be offered to Participants and Beneficiaries are set forth in Appendix A.

                  Section 1.44 LEASED EMPLOYEE. Effective January 1, 1997, "Leased Employee" means any person (other than an employee of the recipient) who, pursuant to an agreement between the recipient and any other person ("leasing organization"), has performed services for the recipient (or for the recipient and related persons determined in accordance with Code Section 414(n)(6)) on a substantially full-time basis for a period of at least one year, and such services are performed under the primary direction or control by the recipient employer. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer.

                  Section 1.45 LEVELING METHOD. "Leveling Method" means the method of allocating the dollar amount of the excess contributions (within the meaning of Treas. Reg. Sec. 1.401(k)-1(g)(7)) under Section 3.5 or excess aggregate contributions (within the meaning of Treas. Reg. Sec. 1. 401(m)-1(f)(8)) under Section 3.6 as described in this Section. Under this method, the total of excess contributions (or excess aggregate contributions) to be distributed is allocated among the Highly Compensated Employees so that the allocations described in Section 1.15(a) (or 1.14(a), as applicable) of the Highly Compensated Employees with the highest dollar amount of such allocations are reduced. This reduction will be accomplished so that either (a) the total of such reductions (together with all prior reductions hereunder for the applicable Plan Year) equals the total of such excess contributions (or excess aggregate contributions) or (b) such Highly Compensated Employee's remaining such allocations equals the allocations of the Highly Compensated Employee with the next highest dollar amount of such allocations. This process is repeated with respect to the applicable Highly Compensated Employees until the total of such reductions attributable to all such Highly Compensated Employees is equal to the total of such excess contributions (or excess aggregate contributions).

                  Section 1.46 MATCH ENTRY DATE. "Match Entry Date" means the January 1st or July 1st on or after the date an Eligible Employee becomes eligible for a Matching Contribution.

                  Section 1.47 MATCHING CONTRIBUTION. "Matching Contribution" of a Participant means the amount contributed by his Employer to the Plan for him under Section 3.4.

                  Section 1.48 MILITARY LEAVE. Any Employee who leaves the Company or a Company Affiliate directly to perform service in the Armed Forces of the United States or in the United States Public Health Service under conditions entitling him to reemployment rights, as provided in the laws of the United States, shall, solely for purposes of the Plan and irrespective of whether he is compensated by the Company or a Company Affiliate during such period of service, be on Military Leave. An Employee's Military Leave shall expire if such Employee voluntarily resigns from the Company or such Company Affiliate during such period of service or if he fails to make application for reemployment within the period specified by such laws for the preservation of his reemployment rights.

                  Section 1.49 NONHIGHLY COMPENSATED EMPLOYEE. "Nonhighly Compensated Employee" means for a Plan Year each Employee of the Company or a Company Affiliate who is not a Highly Compensated Employee as determined under Code Section 414(q). Each Nonhighly Compensated Employee is a member of the "Nonhighly Compensated Group."

                  Section 1.50 NORMAL RETIREMENT. "Normal Retirement" of an Active Participant means his Separation from the Service (except by death) on or after his Normal Retirement Date.

                  Section 1.51 NORMAL RETIREMENT DATE. "Normal Retirement Date" means a Participant's 65th birthday.

                  Section 1.52 PARTICIPANT. "Participant" means an Employee or former Employee who is participating or has participated in the Plan and who has one or more Accounts under the Plan. Participants are further differentiated as Active Participants, Inactive Participants and Former Participants.

                  Section 1.53 PAYDAY. "Payday" of a Participant means the regular and recurring established day for payment of Compensation to Employees in his classification or position.

                  Section 1.54 PLAN.

                  "Plan" means Harrah's Entertainment, Inc. Savings and Retirement Plan.

                  Section 1.55 PLAN REPRESENTATIVE. "Plan Representative" means any person or persons designated by the Administrator to function in accordance with the Rules of the Plan.

                  Section 1.56 PLAN YEAR. "Plan Year" means the calendar year.

                  Section 1.57 QDRO. "QDRO" means a qualified domestic relations order as defined in Code Section 414(p).

                  Section 1.58 QUALIFIED MATCHING CONTRIBUTION. "Qualified Matching Contribution" means the additional Company contribution made to satisfy the requirements of Section 3.6(a) and Code Section 401(a)(4), as described in Treas.Reg.Sec. 1.401(m)-1(b)(5).

                  Section 1.59 QUALIFIED NONELECTIVE CONTRIBUTION. "Qualified Nonelective Contribution" means the additional Company contribution made to satisfy the requirements of Section 3.5 and Code Section 401(a)(4), as described in Treas.Reg.Sec. 1.401(k)-1(b)(5).

                  Section 1.60 RULES OF THE PLAN. "Rules of the Plan" means the rules adopted by the Administrator for the administration, interpretation or application of the Plan.

                  Section 1.61 SEPARATION FROM THE SERVICE.

                  (a) "Separation from the Service" means an Employee's resignation from or discharge by the Company or a Company Affiliate, death, Normal Retirement or Disability Retirement but not his transfer of employment among the Company and Company Affiliates.

                  (b) A leave of absence or sick leave authorized by the Company or a Company Affiliate in accordance with established policies, a vacation period, a temporary layoff for lack of work or a Military Leave shall not constitute a Separation from the Service; provided, however, that

                           (i)      continuation upon a temporary layoff for
lack of work for a period in excess of twelve months shall be considered a discharge effective as of the commencement of the twelfth month of such period, and

                           (ii)     failure to return to work upon expiration of
any leave of absence, sick leave, or vacation or within three days after recall from a temporary layoff for lack of work, or before expiration of a Military Leave shall be considered a resignation effective as of the commencement of any such leave of absence, sick leave, vacation, temporary layoff or Military Leave.

                  Section 1.62 SPOUSAL CONSENT. "Spousal Consent" to an election, designation or other action of a Participant means the written consent of the Spouse of the Participant, witnessed by a Plan Representative or a notary public, which acknowledges the effect of such election on the rights of the Spouse. In the case of consent to a Beneficiary designation, it also acknowledges that such designation cannot be changed without further Spousal Consent unless the Spousal Consent expressly permits such changes without the necessity of additional Spousal Consent. Spousal Consent shall be deemed to have been obtained if it is established to the satisfaction of the Plan Representative that it cannot actually be obtained because there is no Spouse, or because the Spouse could not be located, or because of such other circumstances as the Secretary of the Treasury by regulation may prescribe. Any Spousal Consent shall be effective only with respect to the Spouse who provided it.

                  Section 1.63 SPOUSE; SURVIVING SPOUSE. "Spouse" or "Surviving Spouse" of a Participant means the spouse to whom he was married on the relevant date. However, to the extent required by a qualified domestic relations order issued in accordance with Code Section 414(p), a former Spouse shall be treated as a Surviving Spouse.

                  Section 1.64 STATUTORY COMPENSATION. "Statutory Compensation" of a Participant for any Plan Year means his wages and all other payments of compensation to him by the Company or Company Affiliate (in the course of its trade or business) as reported on Form W-2 and as described Treasury Regulations
Section 1.415-2(d)(11)(i), but including amounts excluded from taxable income by reason of Code Sections 125, 132(f)4, 402(c)(3), 402(h) or 403(b).

                  Section 1.65 TRUST AGREEMENT. "Trust Agreement" means the agreement between the Company and the Trustee under which Trust Fund assets are held and invested.

                  Section 1.66 TRUST FUND. "Trust Fund" means the fund established under the Trust Agreement by contributions made by the Employers and Participants, pursuant to the Plan and from which any distributions under the Plan are to be made.

                  Section 1.67 TRUSTEE. "Trustee" means State Street Bank and Trust Company, and any successor trustee or trustees of the Trust Fund under the Trust Agreement.

                  Section 1.68 VALUATION DATE. "Valuation Date" means each day the U.S. stock markets are open for business.

                  Section 1.69 YEAR OF ELIGIBILITY SERVICE.

                  (a) "Year of Eligibility Service" means the number of years, including fractional periods, elapsed from the Employee's first Hour of Service until the date of his termination of employment with all Company Affiliates. If a Employee is absent from employment with the Employer and all Company Affiliates for any reason other than resignation, dismissal, retirement or death, the Employee will be considered to have terminated employment on the earlier of (1) the date he resigns or is dismissed or (2) the first anniversary of the first date of such absence.

                  (b) Under the service spanning rules, a Participant will be credited with service under subparagraph (a) for any "period of severance" (as defined below) that is 12 months or less if the Employee again is credited with an Hour of Service with an Employer or a Company Affiliate within the 12 consecutive month period beginning on the date of his termination of employment (as described in (a) or in this paragraph, as applicable). For this purpose, a "period of severance" is the period commencing on the date of the Employee's termination of employment with the Employer and all Company Affiliates and ending on the date the Employee is next credited with an Hour of Service with an Employer or any Company Affiliate. For purposes of the service spanning rule, if an Employee is no longer performing services because of a maternity or paternity absence, then the Employee shall be considered to have terminated employment on the second anniversary of the first date of such absence. A maternity or paternity absence is an absence on account of the birth of a child of the Employee, the placement of a child with the Employee in connection with the adoption of such child by such Employee, or the caring for such child for a period beginning immediately following such birth or placement.

                  (c) An Employee's service with an Company Affiliate that occurred prior to the acquisition of such Company Affiliate by the Company or another Company Affiliate shall be counted under the Plan to the extent this information is reasonably available to the Administrator.

                  Section 1.70 YEAR OF VESTING SERVICE. "Year of Vesting Service" means a Plan Year during which an Employee is credited with at least 1,000 Hours of Service, subject to the following rules:

                  (a) Plan Years following a Forfeiture Break in Service shall be disregarded for purposes of determining the Participant's vested percentage of his Account prior to the Forfeiture Break in Service.

                  (b) In the case of a Participant who is not entitled to any vested percentage of his Account at the time he incurs a Forfeiture Break in Service, Plan Years prior to such Forfeiture Break in Service shall be disregarded in calculating the number of the Participant's Years of Vesting Service for purposes of determining the vested percentage of his Matching Account after such Forfeiture Break in Service if the number of the Participant's consecutive one year Breaks in Service equals or exceeds the number of the Participant's Years of Vesting Service prior to the Forfeiture Break in Service.

                  (c) For purposes of determining an Employee's Years of Vesting Service, a Leased Employee or contract employee of the Company or any Company Affiliate who is subsequently hired as an Employee will be credited with service from the date he was originally retained as a Leased Employee or contract employee, except to the extent such prior service occurred prior to the date the individual, had he been an Employee, would have had a Forfeiture Break in Service.

                  (d) Years of Vesting Service credited under any qualified plan that has merged into the Plan will be counted under the Plan to the extent this information is reasonably available to the Administrator.

                  (e) An Employee's service with an Company Affiliate that occurred prior to the acquisition of such Company Affiliate by the Company or another Company Affiliate shall be counted under the Plan to the extent this information is reasonably available to the Administrator.

                                        ARTICLE II.
                                   ELIGIBILITY

                  Section 2.1 REQUIREMENTS FOR PARTICIPATION.

                  (a) Effective January 1, 1999, except as provided in subsections (c) and (d), each Eligible Employee shall be eligible to participate in the Plan by making 401(k) Contributions and After Tax Contributions as soon as practicable following the 90th day after his date of hire.

                  (b) Effective January 1, 1999, an Eligible Employee will become eligible for a Matching Contribution on the Match Entry Date on or following the date he completes one Year of Eligibility Service.

                  (c) Any Participant whose participation under Section 2.1(a) and/or 2.1(b) terminates may again begin participating as soon as practicable following his first subsequent Hour of Service as an Eligible Employee.

                  (d) A former Employee who was not an Eligible Employee on the date on which he first met all other eligibility requirements under Section 2.1(a) and/or 2.1(b) may begin participating as soon as practicable following his first subsequent Hour of Service as an Eligible Employee.

                  (e) Each Participant shall enroll in the Plan as described in the Rules of the Plan.

                  Section 2.2 INACTIVE STATUS.

                  (a) An Active Participant who transferred directly to a different position or classification at the Company or a Company Affiliate and is no longer an Eligible Employee shall immediately cease to be an Active Participant and shall become an Inactive Participant.

                  (b) All provisions of the Plan shall otherwise continue to apply to an Inactive Participant except that he shall not make 401(k) Contributions or After Tax Contributions, share in the Matching Contributions, Qualified Nonelective Contributions or Qualified Matching Contributions or share in allocations under Section 3.8 while he is an Inactive Participant.

                  (c) If an Inactive Participant is retransferred to a position or classification with an Employer as an Eligible Employee, he shall immediately become an Active Participant, may again make 401(k) Contributions and After Tax Contributions, share in the Matching Contributions, Qualified Nonelective Contributions and Qualified Matching Contributions or share in allocations under Section 3.8.

                  Section 2.3 FORMER PARTICIPANTS.

                  (a) An Active or Inactive Participant who ceases to be an Employee of the Company or a Company Affiliate shall immediately become a Former Participant.

                  (b) All provisions of the Plan shall otherwise continue to apply to a Former Participant except that he shall not make 401(k) Contributions or After Tax Contributions, or be entitled to Matching Contributions, Qualified Nonelective Contributions or Qualified Matching Contributions or share in allocations under Section 3.8 while he is a Former Participant.

                                       ARTICLE III.
                                  CONTRIBUTIONS

                  Section 3.1 CONTRIBUTIONS IN GENERAL. Contributions are to be made to the Trust by the Employers and may be made by the Participants as provided in the Plan. The Trustee shall have no duty to require any contributions to be made to it or to determine whether contributions delivered to it hereunder comply with the provisions of this Plan or any resolutions, rules, regulations or policies of the Company providing for such contributions.

                  Section 3.2 MAXIMUM ANNUAL CONTRIBUTION. Except for contributions described in Section 13.12, the Employers' contribution for any Plan Year shall not exceed the maximum amount deductible by the Employers for any taxable year ending with or within such Plan Year under Code Section 404(a)(3)(A).

                  Section 3.3 PARTICIPANT CONTRIBUTIONS.

                  (a)      401(K) CONTRIBUTIONS.

                           (i)      Each Active Participant who enters into a
payroll reduction agreement may elect, in accordance with the Rules of the Plan, to contribute a 401(k) Contribution by payroll reduction in an amount equal to a designated whole percentage of his Compensation within the minimum and maximum limits established by the Administrator from time to time and recorded on Appendix A. Additionally, the maximum amount of Compensation that may be designated as a 401(k) Contribution is subject to any combined limit on both 401(k) and After Tax Contributions set by the Administrator.

                           (ii)     The Participant's payroll reduction
agreement shall be in any form acceptable to the Administrator (including internet, intranet, telephonic or other methods). The amount designated as a 401(k) Contribution shall be deducted for each Payday in such Plan Year in which it is in effect. Deductions shall be effective on the first Payday on which it is administratively feasible to commence such deductions. Participants' elections will automatically apply to increases or decreases in Compensation.

                           (iii)    In no event shall the aggregate of such
deferrals under this Section for any calendar year exceed the annual limit under Code Section 402(g) as adjusted by the Secretary of the Treasury for that calendar year.

                           (iv)     The Administrator may authorize a suspension
or reduction of

401(k) Contributions as it deems necessary to satisfy Section 3.5.

                  (b)      AFTER TAX CONTRIBUTIONS.

                           (i)      Each Active Participant who enters into a
payroll reduction agreement may elect, in accordance with the Rules of the Plan, to contribute an After Tax Contribution by payroll reduction in an amount equal to a designated whole percentage of his Compensation within the minimum and maximum limits established by the Administrator from time to time and recorded on Appendix A. Additionally, the maximum amount of Compensation that may be designated as either a 401(k) Contribution or an After Tax Contribution is subject to the limits set by the Administrator.

                           (ii)     The Participant's payroll reduction
agreement shall be in any form acceptable to the Administrator (including internet, intranet, telephonic or other methods). The amount designated as an After Tax Contribution shall be deducted for each Payday in such Plan Year in which it is in effect. Deductions shall be effective on the first Payday on which it is administratively feasible to commence such deductions. Participants' elections will automatically apply to increases or decreases in Compensation.

                           (iii)    The Administrator may authorize a suspension
or reduction of After Tax Contributions as it deems necessary to satisfy Section 3.6.

                  (c) COMMENCEMENT, RESUMPTION OR CHANGE OF PARTICIPANT CONTRIBUTIONS. As permitted under the Rules of the Plan:

                           (i)      A Participant may increase, decrease or
completely discontinue his 401(k) Contributions and/or After Tax Contributions made pursuant to this Section in the frequency and manner determined by the Administrator (including internet, intranet, telephonic or other methods).

                           (ii)     A Participant who has discontinued his
401(k) Contributions and After Tax Contributions may recommence making them in the frequency and manner determined by the Administrator (including internet, intranet, telephonic or other methods).

                           (iii)    Notwithstanding the foregoing, all 401(k)
Contributions and After Tax Contributions shall automatically cease as of the date on which the Participant ceases to be an Eligible Employee.

                  (d) DEPOSIT IN TRUST. Each Participant's 401(k) Contributions and After Tax Contributions shall be transmitted to the Trustee as of the earliest date on which such contributions can reasonably be segregated from the Employers' assets after the end of each Payday but in no event more than 15 business days after the end of the month in which they were withheld.

                  (e) ALLOCATION OF PARTICIPANT CONTRIBUTIONS. In accordance with Article VI, each Participant's 401(k) Contributions shall be credited to his 401(k) Account, and each Participant's After Tax Contributions shall be credited to his After Tax Account.

                  (f) VESTING OF 401(K) AND AFTER TAX ACCOUNTS. A Participant shall always be 100% vested in his 401(k) Account and After Tax Account.

                  (g) RETURN OF EXCESS DEFERRED COMPENSATION. If a Participant makes deferrals to this Plan and any other cash or deferred arrangement for a calendar year which exceed the limit under Code Section 402(g) for such year, the Participant shall notify the Administrator of the amount of such excess deferrals made under this Plan by the March 1 of the next calendar year. The amount of such excess deferrals (and any income thereon earned to the earlier of the date of distribution or the last day of the Plan Year in which such contribution was made computed in a consistent and reasonable manner in accordance with Code Section 401(a)(4)) shall be distributed to the Participant by the April 15 of the next calendar year. If a Participant has made excess deferrals to this Plan the Participant shall be deemed to have given the notice referred to above, and the excess contributions (and any income thereon) shall be distributed to the Participant by such April 15. Any such distribution shall not be subject to any Spousal Consent, nor shall it be treated as a withdrawal or distribution subject to the provisions of Article VIII or XI.

                  Section 3.4 MATCHING CONTRIBUTIONS.

                  (a)      AMOUNT.

                           (i)      FIXED MATCHING CONTRIBUTION. The Employers
shall contribute, on behalf of each Participant who satisfies Section 2.1(b) and makes 401(k) Contributions and/or After Tax Contributions during the Plan Year, an amount equal to 100% of the first 6% of Compensation contributed under
Section 3.3 either as 401(k) Contributions and/or After Tax Contributions.

                           (ii)     DISCRETIONARY MATCHING CONTRIBUTION. On
behalf of each Participant who satisfies Section 2.1(b) and makes 401(k) Contributions and/or After Tax Contributions during a Plan Year and is employed by an Employer as an Eligible Employee on the last day of the Plan Year, the Employers may contribute to the Plan an amount to be determined at the discretion of the HRC.

                  (b) ALLOCATION TO MATCHING ACCOUNT. All Matching Contributions will be credited to the Participant's Matching Account in accordance with Article VI.

                  (c)      DEPOSIT IN TRUST.

                           (i)      The fixed Matching Contributions described
in Section 3.4(a)(i) will typically be transmitted to the Trustee in cash or Harrah's stock (as determined by the Company in its sole discretion) to be held in the Trust Fund as soon as practicable following the end of each month. However, all Matching Contributions will be transmitted to the Trustee to be held in the Trust Fund no later than the date upon which the Company's federal income tax return is due (including extensions thereof) for its taxable year coinciding with the Plan Year in question.

                           (ii)     If the Company makes a contribution after
the end of the Plan Year for which the contribution is made

                                    (A)      the Company shall notify the
Trustee in writing that the contribution is made for such Plan Year,

                                    (B)      the Company shall claim such
payment as a deduction on its federal income tax return for its taxable year coinciding with such Plan Year, and

                                    (C)      the Administrator and the Trustee
shall treat the payment as a contribution by the Company to the Trust actually made on the last day of such taxable year.

                  Section 3.5 LIMITATION ON 401(K) CONTRIBUTIONS. Effective January 1, 1997, each Plan Year the Plan must satisfy the requirements of this Section and Section 3.6 and, prior to January 1, 2002, Section 3.7. The Administrator shall determine if these requirements are satisfied pursuant to Treas. Reg. Sec. 1.401(k)-1 and subsequent Internal Revenue Service guidance issued under the applicable provisions of the Code, the provisions of which are incorporated by reference.

                  (a) ACTUAL DEFERRAL PERCENTAGE TEST. For each Plan Year, the Deferral Percentage of the Highly Compensated Group shall be

                           (i)      not more than 125 percent of, or

                           (ii)     not more than two percentage points higher
than, and not more than twice,

the Deferral Percentage for such Plan Year of the Nonhighly Compensated Group for the current Plan Year (the "Current Year Testing Method"), or such other amount as may be required by Treasury regulations under Code Section 401(m)(9).

         Instead of applying the Current Year Testing Method, the Administrator may elect to apply the Deferral Percentage for the Nonhighly Compensated Group for the prior Plan Year ("Prior Year Testing Method") as permitted by Internal Revenue Service Notice 98-1 (or any successor thereto, subject to any required approval by the Internal

Revenue Service). If the Administrator makes this election, the Prior Year Testing Method will apply for all subsequent Plan Years (until changed by the Administrator) and will be set forth in an exhibit to the Plan.

                  (b) ADJUSTMENTS TO SATISFY NONDISCRIMINATION REQUIREMENTS. In order to achieve the result described in subsection (a), the following actions shall be taken, as provided under Code Section 401(k), the regulations thereunder and the Rules of the Plan, in the order selected by the Administrator and to the extent necessary:

                           (i)      The Administrator shall make the election
provided in Section 1.16(b) (Compensation).

                           (ii)     Amounts otherwise to be credited under
Section 3.4 to Matching Accounts for such Plan Year shall be credited instead to Qualified Accounts of the Participants in question.

                           (iii)    To the extent permitted by Code Section
401(a)(4) and Treas. Reg. Sec. 1.401(k)-1(b)(5) (which are incorporated herein by this reference), the Company may make Qualified Nonelective Contribution to the Qualified Accounts of select Participants. Such Qualified Nonelective Contribution shall be allocated to Participants in inverse order of Compensation received in the Plan Year in question (so the lowest compensated Participant receives the first allocation) with each Participant who receives an allocation receiving the maximum allocation permitted by Code Section 415 before any Participant with greater Compensation receives any allocation, until such contribution is fully allocated.

                           (iv)     Prior to the end of the following Plan Year,
the amount of excess contributions within the meaning of Treas. Reg. Sec. 1.401(k)-1(g)(7) (and any income thereon earned to the earlier of the date of distribution or the last day of the Plan Year in which such contribution was made computed in a consistent and reasonable manner in accordance with Section
5.1 and Code Section 401(a)(4)) for Participants who were Highly Compensated Employees for the Plan Year shall be allocated according to the Leveling Method and distributed to the Highly Compensated Employees in question. Such distribution shall not be subject to any Spousal Consent requirements or treated as a withdrawal or distribution subject to Article VIII or XI.

                  (c) ORDERING RULE. The amount of any distributions under subsection (b) shall be determined after the maximum deferrals have been made under Section 3.3(a) and the distribution of such deferrals pursuant to Section 3.3(g).

                  Section 3.6 LIMITATION ON MATCHING AND AFTER TAX CONTRIBUTIONS. Effective January 1, 1997, each Plan Year the Plan must satisfy the requirements of this Section and Section 3.5 and, prior to January 1, 2002,
Section 3.7. The Administrator shall determine if these requirements are satisfied pursuant to Treas. Reg. Sec. 1.401(m)-1 and subsequent Internal Revenue Service guidance issued under the applicable provisions of the Code, the provisions of which are incorporated by reference.

                  (a) ACTUAL CONTRIBUTION PERCENTAGE TEST. For each Plan Year, the Contribution Percentage of the Highly Compensated Group, shall be

                           (i)      not more than 125 percent of, or

                           (ii)     to the extent allowed by regulations under
Code Section 401(m)(9)) not more than two percentage points higher than, and not more than twice,

the Contribution Percentage for such Plan Year of Nonhighly Compensated Participants for the current Plan Year (the "Current Year Testing Method"), or such other amount as may be required by Treasury regulations under Code Section 401(m)(9).

         Instead of applying the Current Year Testing Method, the Administrator may elect to apply the Contribution Percentage for the Nonhighly Compensated Group for the prior Plan Year ("Prior Year Testing Method") as permitted by Internal Revenue Service Notice 98-1 (or any successor thereto, subject to any required approval by the Internal Revenue Service). If the Administrator makes this election, the Prior Year Testing Method will apply for all subsequent Plan Years (until changed by the Administrator) and will be set forth in an exhibit to the Plan.

                  (b) ADJUSTMENTS TO SATISFY NONDISCRIMINATION REQUIREMENTS. In order to achieve the result described in subsection (a), as of the end of each Plan Year, the Administrator shall take or cause to be taken any of the following actions, in the order selected by the Administrator (but after application of Section 3.5) and to the extent necessary:

                           (i)      The Administrator shall make the election
provided in Section 1.16(b) (Compensation).

                           (ii)     Allocations to 401(k) Accounts shall be
taken into account for purposes of calculating the Contribution Percentage.

                           (iii)    Allocations to Matching Accounts that are
not vested will be forfeited.

                           (iv)     To the extent permitted by Code Section
401(a)(4) and Treas. Reg. Sec. 1.401(m)-1(b)(5) (which are incorporated herein by this reference), the Company may make Qualified Matching Contribution to the Qualified Accounts of select Participants. Such Qualified Matching Contribution shall be allocated to Participants in inverse order of Compensation received in the Plan Year in question (so the lowest compensated Participant receives the first allocation) with each Participant who receives an allocation receiving the maximum allocation permitted by Code Section 415 before any Participant with greater Compensation receives any allocation, until such contribution is fully allocated.

                           (v)      Prior to the end of the following Plan Year,
the amount of excess aggregate contributions within the meaning of Treas. Reg. Sec. 1.401(m)-1(f)(8) (and any income thereon earned to the earlier of the date of distribution or the last day of the Plan Year in which such contribution was made computed in a consistent and reasonable manner in accordance with Section
5.1 and Code Section 401(a)(4)) for Participants who were Highly Compensated Employees for the Plan Year shall be allocated according to the Leveling Method. In conformity with Treas. Reg. Sec. 1.401(m)-1(e)(4)), this amount shall then be distributed to the Highly Compensated Employees in question. Amounts distributed under the foregoing shall not be subject to Spousal Consent requirements or treated as a withdrawal or distribution under Article VIII or XI.

                  Section 3.7 ALTERNATIVE USE LIMITATION TEST. Only for Plan Years beginning prior to January 1, 2002, in addition to the requirements of Sections 3.5 and 3.6 for any Plan Year, the Plan must satisfy the requirements of this Section.

                  (a) MULTIPLE USE TEST. The sum of the Deferral Percentage and the Contribution Percentage of the Highly Compensated Group for the Plan Year may not exceed the greater of:

                           (i)      The sum of

                                    (A)      1.25 times the greater of

                                            (I)      the Deferral Percentage of
                                                     the Nonhighly Compensated
                                                     Group for the current Plan
                                                     Year; or

                                            (II)     the Contribution Percentage
                                                     of the Nonhighly
                                                     Compensated Group for the
                                                     current Plan Year; and

                                    (B)      two percentage points plus the
lesser of (I) or (II) next above, but in no event in excess of twice the lesser of (I) or (II) above; or

                           (ii)     The sum of:

                                    (A)      1.25 times the lesser of:

                                    (B)

                                            (I)      the Deferral Percentage of
                                                     the Nonhighly Compensated
                                                     Group for the current Plan
                                                     Year; or

                                            (II)     the Contribution Percentage
                                                     of the Nonhighly
                                                     Compensated Group for the
                                                     current Plan Year; and

                                    (C)      two percentage points plus the
lesser of (I) or (II) next above, but in no event in excess of twice the lesser of (I) or (II) above.

                  (b) ADJUSTMENTS. If the requirements of subsection (a) are not satisfied, the amount of such excess will be an excess contribution or excess aggregate contribution, as determined in the discretion of the Administrator, and the corresponding contribution will be reduced and distributed to Highly Compensated Employees in the manner described in the applicable provisions of Sections 3.5 and 3.6. The Deferral Percentage and the Contribution Percentage of the Highly Compensated Group will be determined after any corrective distributions of excess contributions or excess aggregate contributions under Sections 3.5 and 3.6.

                  Section 3.8 LIMITATION ON ANNUAL ADDITIONS; TREATMENT OF OTHERWISE EXCESSIVE ALLOCATIONS.

                  (a) ANNUAL ADDITION LIMITATION. In any Plan Year (which shall be the Plan's "limitation year" within the meaning of Treas. Reg. Sec. 1.415-2(b)), the Annual Addition of a Participant shall not:

                           (i)      effective for limitation years beginning on
or after January 1, 2002, exceed the lesser of

                                    (A)      $40,000 (as adjusted), or

                                    (B)      100% of such Participant's
Statutory Compensation for such Plan Year.

                           (ii)     effective for limitation years beginning
prior to January 1, 2002, exceed the lesser of

                                    (A)      $30,000 (as adjusted), or

                                    (B)      25% of such Participant's Statutory
Compensation for such Plan Year.

                  (b) ADJUSTMENTS. If the Annual Addition of a Participant would exceed the limits of subsection (a) as a result of an allocation of forfeitures, a reasonable error in estimating a Participant's Statutory Compensation, a reasonable error in determining the amount of a Participant's elective deferrals or under other limited facts and circumstances found justifiable by the Commissioner of Internal Revenue, the Administrator shall, to the extent necessary to eliminate such excess (and in the following order):

                           (i)      refund or refuse to accept all or any part
of a Participant's After Tax Contributions to be allocated to his After Tax Account in the limitation year that are ineligible for a Matching Contribution;

                           (ii)     refund or refuse to accept any part or all
of the Participant's 401(k) Contributions to be allocated to his 401(k) Account in the Limitation Year that are ineligible for a Matching Contribution;

                           (iii)    refund or refuse to accept any part or all
of the Participant's After Tax Contributions to be allocated to his After Tax Account in the Limitation Year that are eligible for a Matching Contribution and reduce the corresponding Matching Contribution;

                           (iv)     refund or refuse to accept any part or all
of the Participant's 401(k) Contributions to be allocated to his 401(k) Account in the Limitation Year that are eligible for a Matching Contribution and reduce the corresponding Matching Contribution; and/or

                           (v)      reduce his allocation of Employer
contributions for such Plan Year to his Qualified Account.

                  (c) TREATMENT OF EXCESSIVE ALLOCATIONS. Excess amounts attributable to Employer contributions will be held in a suspense account and recontributed for the applicable Account of the Participant in the first Plan Year in which allowed under subsection (a) or otherwise held in suspense hereunder and applied to the applicable Account of the Participant in the first Plan Year in which allowed under subsection (a). The balance, if any, of such reduction shall be allocated to the Matching Accounts of persons who are Active Participants at the end of the Plan Year in proportion to their Compensation received while Active Participants in such Plan Year. If any Participant's Annual Addition would, due to such special allocation, exceed the limit of subsection (a), the excess shall be reallocated by a second special allocation, and so on as necessary to allocate such amounts within the limits of subsection
(a). Any amounts which cannot be so allocated because of the limitations of subsection (a), shall be held in suspense and shall be allocated and reallocated in succeeding Plan Years, in the order of time, prior to the allocation of any Employee contributions.

                  (d) EXCESSIVE ALLOCATIONS UPON PLAN TERMINATION. In the event the Plan is terminated while excess amounts are then held in suspense under subsection (c), such excess amounts shall be allocated and reallocated as provided in subsection (c), as of the day before the date of the termination as if such day were the last day of such Plan Year. Any amounts which cannot then be so allocated because of the limits of subsection (a) shall revert to the Company.

                  (e) COMBINED LIMIT. All references to the requirements of Code Section 415(e) (combined plan limit) are eliminated effective January 1, 2000.

                  Section 3.9 REEMPLOYMENT RIGHTS AFTER QUALIFIED MILITARY SERVICE.

                  (a) Effective December 12, 1994 solely for purposes of this Section, the following definitions shall apply:

                           (i)      "Qualified Military Service" means any
service in the uniformed services (as defined in chapter 43 of title 38, United States Code) by any individual if such individual is entitled to reemployment rights under such chapter with respect to such service.

                           (ii)     "Compensation" means

                                    (A)      Compensation the Employee would
have received during his period of Qualified Military Service if the Employee were not in Qualified Military Service, determined based on the rate of pay the Employee would have received from the Employer but for absence during his period of Qualified Military Service, or

                                    (B)      if the Compensation the Employee
would have received during his period of Qualified Military Service was not reasonably certain, the Employee's average Compensation from the Employer during the 12-month period immediately preceding the Qualified Military Service (or, if the Employee had fewer than 12 months of employment, during the period of employment immediately preceding the Qualified Military Service).

                  (b) A Participant who leaves the Employer as a result of Qualified Military Service and returns to employment with the Employer may elect during the period described in subsection (c) to make additional 401(k) Contributions and After Tax Contributions under the Plan in the amount determined under subsection (d) or such lesser amount, as elected by the Participant.

                  (c) The period determined under this subsection shall be the period which begins on the date of the Employee's reemployment with the Employer after his Qualified Military Service that extends until the lesser of either

                           (i)      the product of 3 and the period of Qualified
Military Service, or

                           (ii)     5 years.

                  (d) The amount described in this subsection is the maximum amount of 401(k) Contributions and After Tax Contributions that the Participant would have been permitted to make in accordance with the limitations described in subsection (f)(i) during the Participant's period of Qualified Military Service if the Participant had continued to be employed by the Company during such period and received Compensation. Proper adjustment shall be made for any contributions actually made during the Participant's period of Qualified Military Service.

                  (e) If the Participant elects to make 401(k) Contributions and/or After Tax Contributions under subsection (b), the Company shall make a Matching Contribution to his Matching Account with respect to such deferrals as would have been required under the Plan had such deferrals or contributions actually been made during the period of such Qualified Military Service.

                  (f) If any deferral or contribution is made by a Participant or the Employer pursuant to this Section,

                           (i)      such deferral or contribution shall not be
subject to any otherwise applicable limitation contained in Code Section 402(g), 404(a) or 415 and shall not be taken into account in applying such limitations to other deferrals or benefits under the Plan or any other plan, with respect to the Plan Year in which the deferral is made,

                           (ii)     such deferral or contribution shall be
subject to the limitations described in paragraph (i) with respect to the Plan Year to which the deferral or contribution relates in accordance with the rules prescribed by the Secretary of the Treasury,

                           (iii)    the Plan shall not be treated as failing to
meet the requirements of Code Section 401(a)(4), 401(k)(3), 401(m), 410(b) or 416 by reason of the making of (or the right to make) such deferral or contribution.

                  (g) The Employer shall not credit earnings on any deferral or contribution made under this Section before such deferral or contribution is actually made.

                  (h) A Participant reemployed under subsection (b) shall be treated as not incurring a Break in Service by reason of his period of Qualified Military Service.

                                        ARTICLE IV.
                             ROLLOVERS AND TRANSFERS

                  Section 4.1 ROLLOVERS AND TRANSFERS.

                  (a) An Eligible Employee may make a contribution to his Rollover Account if such contribution meets the requirements of this Section and is in accordance with the Rules of the Plan. The Administrator may require the Eligible Employee to supply information sufficient to determine if his contribution meets the requirements of this Section. If the Administrator determines that such contribution does not meet the requirements of this Section, the contribution shall not be permitted.

                  (b) To meet the requirements of this Section, such contribution must be

                           (i)      an Eligible Rollover Distribution from

                                    (A)      a qualified trust meeting the
requirements of Code Section 401(a) or

                                    (B)      an employee annuity plan meeting
the requirements of Code Section 403(a)(1);

                           (ii)     a tax-free rollover distribution from an
individual retirement account or an individual retirement annuity which in turn consisted entirely of an Eligible Rollover Distribution paid from

                                    (A)      a qualified trust under Code
Section 401(a) or

                                    (B)      an annuity plan under Code Section
403(a); or

                           (iii)    a direct rollover from an Eligible
Retirement Plan that, if paid to an Eligible Employee instead of the Plan, would have constituted an Eligible Rollover Distribution.

                  (c) In addition, to meet the requirements of this Section, such contribution must

                           (i)      be made within 60 days following the day on
which the Eligible Employee received the distribution from an Eligible Retirement Plan, except as permitted by the Secretary of Treasury,

                           (ii)     constitute an Eligible Rollover Distribution
and

                           (iii)    consist entirely of cash.

                  (d)      Any amount contributed or transferred pursuant to
Article IV shall be credited to an Eligible Employee's Rollover Account. If required by law, all or a portion of such contribution or transfer will be accounted for separately.

                  (e) The Administrator may, in its discretion, permit the Plan to accept a direct transfer from a qualified trust (described in Code
Section 401(a)) of an Eligible Employee's benefits under such trust. Benefits transferred on behalf of an Eligible Employee to the Plan under this Section shall be credited to the Eligible Employee's transfer account or such other Accounts as are designated by the Administrator. The Administrator shall not accept any plan-to-plan transfer under this Section if such transfer would require the Plan to provide optional forms of benefit not otherwise provided by the Plan as required by Code Section 411(d)(6).

                  (f) If the Administrator accepts a contribution or transfer pursuant to this Section and later determines that it was improper to do so, in whole or in part, the Plan shall refund the necessary amount to the Eligible Employee.

                  (g) An Eligible Employee who makes a contribution to his Rollover Account pursuant to this Section prior to the date that he satisfies the eligibility requirements described in Article II shall generally be treated as a Participant for purposes of the Plan provisions relating to the valuation, investment and distribution of Accounts. However such Eligible Employee shall not be treated as a Participant for purposes of eligibility to make 401(k) Contributions or After Tax Contributions or to receive an allocation of any Matching Contributions.

                                        ARTICLE V.
                             INVESTMENT OF ACCOUNTS

                  Section 5.1 INVESTMENT OPTIONS.

                  (a) INVESTMENT DIRECTION. As permitted under the Rules of the Plan, a Participant and a Beneficiary of a deceased Participant may elect to have his Accounts held and invested under any of the Investment Funds or to change any prior investment election.

                  (b) INVESTMENT ELECTIONS. Any investment election under subsection (a) shall remain in effect until revoked or modified by the Participant or Beneficiary. If Accounts are invested in more than one Investment Fund, changes in proportions due to investment results shall not require any automatic transfer of values between Investment Funds.

                  (c) AVAILABLE INVESTMENT FUNDS. The Investment Funds selected by the Investment Committee and offered under the Plan may be changed from time to time without the necessity of amending this Plan. The Administrator may set a maximum percentage of the total election that a Participant or Beneficiary may direct into any specific Investment Fund.

                  (d) MANNER OF MAKING INVESTMENT ELECTIONS. The Administrator will establish the manner (writing, internet, intranet, telephonic, electronic or other methods) and advance notice required for making investment elections under Section 5.1.

                  (e) TIMING. Purchases and sales of assets in the Investment Funds as required under this Section shall be made within a reasonable time after the applicable investment election is made, and Accounts shall be adjusted to reflect amounts actually realized or paid in such transactions.

                  (f) ERISA SECTION 404(c). The Plan is a plan which is described in ERISA Section 404(c) under which each Participant or Beneficiary shall exercise control over the assets in his Accounts and shall be provided the opportunity to choose, from a broad range of investments, the manner in which the assets in his Accounts are invested. To the extent provided under ERISA and the related regulations, the Participant or Beneficiary shall not be deemed to be a fiduciary by reason of his exercise of control, and no person who is otherwise a fiduciary shall be liable for any loss or by reason of any breach which results from such exercise of control, whether by the Participant's or Beneficiary's affirmative election or failure to make an election.

                  Section 5.2 DEFAULT INVESTMENT FUND. If a Participant or Beneficiary fails or declines to make an effective investment election, the Participant's or Beneficiary's Accounts shall be held in one or more default Investment Funds as selected by the Investment Committee.

                  Section 5.3 INVESTMENT COMMITTEE.

                  (a)      The Investment Committee

                           (i)      has the responsibility and authority to
evaluate, select and remove the Investment Funds;

                           (ii)     has the authority to appoint and remove an
investment manager (within the meaning of Section 3(38) of ERISA);

                           (iii)    is entitled to vote proxies or exercise any
shareholder rights relating to shares held on behalf of the Plan in a registered investment company;

                           (iv)     has the authority to retain and dismiss
investment advisors and other consultants;

                           (v)      may exercise its authority with respect to
other powers granted under the Plan or the Trust Agreement;

                           (vi)     may delegate its authority and
responsibilities as permitted by law; and

                           (vii)    may otherwise deal with the Trustee with
respect to the Trust Fund.

                  (b) Members of the Investment Committee will serve without compensation. However, reasonable expenses of the Investment Committee may be paid by the Plan to the extent they are not paid by the Company.

                  Section 5.4 PARTICIPANTS HAVE RIGHT TO VOTE AND TENDER HARRAH'S STOCK. Each Participant or Beneficiary shall be entitled to instruct the Trustee as to the voting or tendering of any full or partial shares of Harrah's Stock held on his behalf under the Plan in the Harrah's Stock Fund. Prior to such voting or tendering of Harrah's Stock, each Participant or Beneficiary shall receive a copy of the proxy solicitation or other material relating to such vote or tender decision and a blank form for the Participant or Beneficiary to complete which confidentially instructs the Trustee to vote or tender such shares in the manner indicated by the Participants or Beneficiaries. Upon receipt of such instructions, the Trustee shall act with respect to such shares as instructed. With respect to the vote or tender of any shares for which instructions are not received from Participants or Beneficiaries, the Investment

Committee shall instruct the Trustee to vote or tender such shares of Harrah's Stock.

                  Section 5.5 REGISTRATION AND DISCLOSURE FOR HARRAH'S STOCK. The Investment Committee shall be responsible for determining the applicability (and, if applicable, complying with) the requirements of the Securities Act of 1933, as amended, and any other applicable blue sky law. The Investment Committee shall also specify what restrictive legend or transfer restriction, if any, is required to be set forth on the certificates for the securities and the procedure to be followed by the Trustee to effectuate a resale of such securities.

                  Section 5.6 HARRAH'S STOCK FUND

                  (a) The Investment Committee shall establish the Harrah's Stock Fund as an Investment Fund under the Plan. The Harrah's Stock Fund shall be invested primarily in shares of Harrah's Stock (except that, as directed by the Investment Committee, the Harrah's Stock Fund may be invested in cash and cash equivalents, and rights, warrants and options issued with respect to Harrah's Stock (to the extent permitted by the Code and ERISA)). Dividends paid on shares of Harrah's Stock held in the Harrah's Stock Fund, if any, shall be reinvested and used to purchase additional shares of Harrah's Stock.

                  (b) The assets of the Harrah's Stock Fund shall be valued in accordance with Article VI. The Administrator shall determine the manner in which the interests of the Accounts of Participants and Beneficiaries in the Harrah's Stock Fund shall be denominated.

                  Section 5.7 PUT OPTION.

                  (a) GENERAL RULE. Harrah's Stock distributed from a Participant's Account that is attributable to the former ESOP account shall be subject to a put option as provided in this Section if the Harrah's Stock is not "publicly traded" (as defined in Treas. Reg. Sec. 54.4975-7(b)(1)(iv)) when distributed, or if the Harrah's Stock is subject to a "trading limitation" when distributed. For purposes of this Section, a "trading limitation" is a restriction under any Federal or state securities law or any regulation thereunder affecting the security that would make the Harrah's Stock not as freely tradable as Harrah's Stock not subject to the restriction.

                  (b) EXERCISE OF PUT OPTION. The put option granted pursuant to this Section may be exercisable by the Participant, a donee of the Participant, a Beneficiary receiving the Harrah's Stock or by any other person (including the Participant's estate or its distributees) to whom the Harrah's Stock passes by reason of the Participant's death. In the event that Harrah's Stock is subject to the put option granted by this Section, the holder of the option may "put" the securities to the Company by notifying it in writing that he is exercising the put option granted by this Section.

                  (c) PRICE. The price at which the option is exercisable shall be the fair market value of the Harrah's Stock as of the last day of the relevant Plan Year, determined on the basis of a valuation performed in accordance with Section 6.8.

                  (d) PUT TO COMPANY. The put option granted pursuant to this Section shall extend to the Company, not to the Plan. However, the Plan may, on behalf of the Company, assume the Company's the rights and obligations at the time that the put option is exercised, if it so desires. Any Company Affiliate may also assume the put option on behalf of the Company. If the Plan assumes the put, the put against the Company and all Company Affiliates shall be extinguished.

                  (e) PERIOD OF EXERCISE. The put option shall be exercisable initially for a 60 day period, beginning on the date the security subject to the put option is distributed (the "first put option period"). If the put is not exercised during the first put option period, then it will be exercisable for an additional 60 day period in the next following Plan Year (the "second put option period") . Upon the close of the Plan Year during which the security is distributed, the value of the Harrah's Stock shall be determined in accordance with paragraph (c), and the Plan Administrator shall then notify each former Participant who did not exercise the put option during the initial put option period of the new value. Except as otherwise provided by law or applicable regulations, the second put option period shall begin on the date such notice is given and shall end 60 days thereafter. The period during which a put option pursuant to this Section shall be exercisable shall not include any time in which a distributee is unable to exercise the put option because the Company is prohibited from honoring it by applicable state or Federal law.

                  (f) OTHER TERMS OF PUT OPTION. The put option described in this Section shall be granted in accordance with Section 409(h) of the Code and all applicable regulations.

                                        ARTICLE VI.
                    VALUATION OF THE TRUST FUND AND ACCOUNTS

                  Section 6.1 INDIVIDUAL PARTICIPANT ACCOUNTING. The Administrator shall maintain an individual set of Accounts for each Participant in order to reflect transactions both by type of contribution and investment medium. Financial transactions shall be accounted for at the individual Account level by posting each transaction to the appropriate Account of each affected Participant. Participant Account values shall be maintained in shares for the Investment Funds. At any point in time, the Account value shall be determined using the most recent Valuation Date values provided by the Trustee.

                  Section 6.2 PAYMENT OF FEES AND EXPENSES. Except to the extent Plan fees and expenses related to Account maintenance, transaction and Investment Fund management and maintenance are paid by the Company, such fees and expenses shall be paid as set forth below. The Company may pay a lower portion of the fees and expenses allocable to the Accounts of Participants who are no longer Employees or who are not Beneficiaries, unless doing so would result in impermissible discrimination.

                  (a) ACCOUNT MAINTENANCE. Account maintenance fees and expenses may include, but are not limited to, administrative, Trustee, government annual report preparation, audit, legal, nondiscrimination testing, and fees for any other special services. Account maintenance fees may be charged at the Investment Fund level in the manner described in (c) below or charged to Participants on a per Participant basis provided that no fee shall reduce a Participant's Account balance below zero.

                  (b) TRANSACTION. Transaction fees and expenses may include, but are not limited to, withdrawal, distribution and loan fees. Transaction fees shall be charged to the Participant's Account involved in the transaction provided that no fee shall reduce a Participant's Account balance below zero. No fees are assessed on Investment Fund election changes by a Participant or Beneficiary. However, a fee (determined by the Administrator) may be charged with respect to each purchase and sale of Harrah's Stock.

                  (c) INVESTMENT FUND MANAGEMENT AND MAINTENANCE. Management and maintenance fees and expenses related to the Investment Funds shall be charged at the Investment Fund level and reflected in the net gain or loss of each Investment Fund.

                  Section 6.3 PARTICIPANT STATEMENTS. The Administrator shall provide Participants with electronic access to or written statements of their Accounts at least once each Plan Year.

                  Section 6.4 ACCOUNTS FOR QDRO BENEFICIARIES. A separate Account shall be established for an alternate payee entitled to any portion of a Participant's Account under a QDRO as of the date and in accordance with the directions specified in the QDRO. In addition, a separate Account may be established during the period of time the Administrator, a court of competent jurisdiction or other appropriate person is determining whether a domestic relations order qualifies as a QDRO. Such a separate Account shall be valued and accounted for in the same manner as any other Account.

                  (a) DISTRIBUTIONS PURSUANT TO QDROS. If a QDRO so provides, the portion of a Participant's Account payable to an alternate payee may be distributed, in a form as permissible under Article XI, to the alternate payee at the time specified in the QDRO, regardless of whether the Participant is entitled to a distribution from the Plan at such time.

                  (b) INVESTMENT DIRECTION. Where a separate Account has been established on behalf of an alternate payee and has not yet been distributed, the alternate payee may direct the investment of such Account in the same manner as if he were a Participant.

                  Section 6.5 DETERMINATION OF VALUES. As of each Valuation Date, the Administrator shall determine the fair market value of each asset in each Investment Fund in compliance with the principles of Section 3(26) of ERISA and regulations issued pursuant thereto, based upon information reasonably available to it including data from, but not limited to, newspapers and financial publications of general circulation, statistical and valuation services, records of securities exchanges, appraisals by qualified persons, transactions and bona fide offers in assets of the type in question and other information customarily used in the valuation of property for purposes of the Code. The value of any real property held in the Trust Fund determined as of the end of any Plan Year shall be considered to remain unchanged until the end of the following Plan Year. With respect to securities for which there is a generally recognized market, the published selling prices on or nearest to such valuation date shall establish the fair market value of such security. Fair market value so determined shall be conclusive for all purposes of the Plan and Trust.

                  Section 6.6 ALLOCATION OF VALUES. As of each Valuation Date, the Trustee shall allocate the gains or losses of each Investment Fund since the last preceding Valuation Date to Participant's Accounts in the same proportion that the value of the Participant's Accounts invested in the Investment Fund in question bears to the total value of all Participants' Accounts invested in the Investment Fund. Such determinations shall be made without taking into account deferrals of or contributions from Compensation or Employer contributions attributable to the last Valuation Date or allocations of forfeitures for the Plan Year; provided, however, that gains and losses shall not be allocated with respect to amounts being held in suspense under Section 3.8(c).

                  Section 6.7 APPLICABILITY OF ACCOUNT VALUES. The value of an Account, as determined as of a given date under this Article, plus any amounts subsequently credited thereto and less any amounts withdrawn, distributed or transferred to suspense, shall remain the value thereof for all purposes of the Plan and Trust until revalued hereunder.

                  Section 6.8 HARRAH'S STOCK VALUATION. Notwithstanding the foregoing provisions, in all cases the valuation provisions of this Section, including the selection of a valuation date for any purpose under this Plan, shall be interpreted and applied in a manner consistent with the applicable requirements under Code Sections 409 and 4975(e)(7), the regulations issued thereunder, and any related or successor statutes or regulations, that must be satisfied in order to qualify for the prohibited transaction exemption under Code Section 4975(d)(3). In this connection, all valuations of Harrah's Stock contributed to or acquired by the Plan which at the time of such valuation is not readily tradable on an established securities market within the meaning of Code Section 401(a)(28) shall be made by an independent appraiser (within the meaning of Code Section 170(a)(1)), whose name shall be reported to the Internal Revenue Service.

                                       ARTICLE VII.
                                     VESTING

                  Section 7.1 VESTING OF ACCOUNTS.

                  (a) 401(k), AFTER TAX, ROLLOVER, QUALIFIED AND MONEY PURCHASE ACCOUNTS. Each Participant shall be 100% vested in his 401(k), After Tax, Rollover, Qualified and Money Purchase Accounts at all times.

                  (b) MATCHING AND PRIOR PLAN ACCOUNTS. Effective December 30, 1999, except as provided in subsection (c), the vested portion of a Participant's Matching and Prior Plan Accounts shall be the percentage of such Account shown on the following table:

                           (i)      Years of Vesting Service       Vested Percentage
                                    ------------------------       -----------------
                                          less than 1                      0%
                                               1                           20%
                                               2                           40%
                                               3                           60%
                                               4                           80%
                                           5 or more                      100%

                           (ii)     If the Participant who is not fully vested
in his Matching Account and Prior Plan Account, if any, has made an in-service withdrawal from his Matching and/or Prior Plan Accounts, the vested amount of such Accounts shall be the excess of

                                    (A)      the product of

                                            (I)      his vested percentage as
                                                     calculated under subsection
                                                     (b)(i), and

                                            (II)     the sum of the balance of
                                                     his Matching Account and/or
                                                     Prior Plan Account (as
                                                     applicable) and the amount
                                                     of the withdrawal over

                                    (B)      the amount of the withdrawal.

                  (c) Notwithstanding the above, the interest of a Participant in his Matching and Prior Plan Accounts shall become fully vested upon the earliest to occur of:

                           (i)      his death while an Employee,

                           (ii)     his Normal Retirement Date, or

                           (iii)    his Disability Retirement Date.

                  (d) AMENDMENT OF VESTING SCHEDULE. Upon any amendment of the vesting schedule, a Participant with at least three Years of Vesting Service may elect to have his vested interest calculated pursuant to the vesting schedule which would have been in effect but for the amendment. However, no election shall be provided for any Participant whose nonforfeitable percentage under the Plan as amended at anytime cannot be less than such percentage determined without regard to such amendment.

                  Section 7.2 FORFEITURES.

                  (a) If a Participant has a Separation from the Service due to resignation or discharge, the portion of his Matching and Prior Plan Accounts which is not vested shall be forfeited upon the earlier of (i) the date he receives his distribution from the Plan under Article XI or (ii) the date on which he has a Forfeiture Break in Service.

                  (b) If a Participant has a Separation from the Service prior to becoming vested in any portion of his Matching and Prior Plan Accounts, a distribution shall be deemed to have occurred upon such Separation from the Service for purposes of subsection (a).

                  (c) Until they are applied under Section 7.4, Forfeitures shall be held in suspense and shall not be commingled with amounts held in suspense under Section 3.8.

                  (d) If the Participant is subsequently reemployed before he has a Forfeiture Break in Service, the Participant's vested portion of these Accounts at any time shall equal P[AB+(R x D)](R x D). For purposes of applying the formula: P is the vested percentage of the relevant time; AB is the combined balance of the Matching and Prior Plan Accounts at the relevant time; D is the amount of any distribution made to the Participant from the Matching and Prior Plan Accounts; and R is the ratio of the balance of such Accounts at the relevant time to the balance of such Accounts after any such distribution.

                  Section 7.3 RESTORATION OF FORFEITURES. If a Participant whose Matching and Prior Plan Accounts are not then fully vested

                  (a)      has a Separation from the Service,

                  (b) suffers a forfeiture of the portion of such Accounts which is not vested,

                  (c) again becomes an Employee before he has a Forfeiture Break in Service, and

                  (d) repays to the Plan the full amount, if any, distributed to him from his Accounts before the end of a Forfeiture Break in Service commencing after his distribution, or, if earlier, the fifth anniversary of his reemployment, then the amounts forfeited by such Participant shall be restored, without adjustment for investment earnings or losses, to his Matching and Prior Plan Accounts as of the end of the Plan Year in which he is rehired. The restored amounts will be funded by applying Forfeitures pending reallocation and, to the extent required, Employer contributions, in that order.

                  Section 7.4 USE OF FORFEITURES. Effective January 1, 2001, Forfeitures that occur during the Plan Year shall first be used to the extent necessary to restore the Matching and Prior Plan Accounts of rehired Participants (as provided in Section 7.3). Any remaining forfeitures may be used to pay administrative expenses or will be included in, reduce and be considered part of the Company's Matching Contribution for the Plan Year in which the forfeiture arises.

                  Section 7.5 CHANGE IN CONTROL. The following provisions shall govern in the event that an Employer or division, or any part of the assets of an Employer, is acquired by, or merged into, a nonaffiliated company, or in the event a nonaffiliated company acquires substantially all the outstanding stock of an Employer:

                  (a) The amounts credited to the Accounts of the Employees who are involved in such acquisition or merger shall become 100 percent vested whether or not this Plan is continued or assumed and whether or not the successor company has or establishes a comparable plan. An Employee of an Employer (other than an Employee of the Company) or division of an Employer shall be deemed "involved" if his employment is terminated by reason of the acquisition or merger or transferred (from the controlled group consisting of the Company and all Company Affiliates) by reason of the acquisition or merger. Employees of the Company shall be deemed "involved" if their employment is terminated by reason of the acquisition or merger or if they continue in the employment of the Company after control of it changes hands.

                  (b) Subject to subsection (a), if the nonaffiliated successor company agrees to establish, or shall have, a plan substantially comparable to this Plan (as determined by the HRC), then the Plan assets allocable to the Employees involved in the acquisition or merger may be transferred to the plan so established by the successor company subject, however, to the receipt of a favorable determination letter from the Internal Revenue Service or opinion of counsel of the successor company satisfactory to the Administrator that such successor plan is a tax-exempt plan and trust under the applicable provisions of the Code.

                  (c) Subject to subsection (a), if a nonaffiliated successor company acquires substantially all of the stock or assets of the Company by merger or acquisition or otherwise, then such successor company may assume this Plan as the sponsoring company.

                  (d) If a Company Affiliate or other entity that owns 50 percent or more of the Company's outstanding common stock acquires the Company or substantially all of its assets or stock, then the affiliated company may assume the Plan and the Plan shall then continue in effect without interruption and without an acceleration in vesting.

                  (e) For a corporate transaction that does not constitute a merger or acquisition, the Employer shall determine, in its sole and absolute discretion, whether a change in control has occurred and whether the provisions of this Section shall apply with respect to affected Employees.

                                       ARTICLE VIII.
                             IN-SERVICE WITHDRAWALS

                  Section 8.1 IN-SERVICE WITHDRAWAL APPROVAL. A Participant must apply for an in-service withdrawal in such manner and with such advance notice as prescribed by the Administrator. The Administrator is responsible for determining that an in-service withdrawal request conforms to the requirements described in this Article and granting such request. All in-service withdrawals are subject to the Rules of the Plan.

                  Section 8.2 PAYMENT FORM AND MEDIUM. The form of payment for an in-service withdrawal shall be a cash lump sum. However, if all or any portion of an in-service withdrawal represents an Eligible Rollover Distribution, a Participant may elect a Direct Rollover.

                  Section 8.3 SOURCE AND TIMING OF IN-SERVICE WITHDRAWAL
FUNDING.

                  (a) An in-service withdrawal to a Participant shall be made solely from the assets of his own Accounts and will be based on the Account values as of the Valuation Date the in-service withdrawal is processed. Within each Account used for funding an in-service withdrawal, amounts shall be taken by type of investment in direct proportion to the market value of the Participant's interest in each Investment Fund as of the Valuation Date on which the in-service withdrawal is processed.

                  (b) In-service withdrawals will be funded on the date following the Valuation Date as of which the in-service withdrawal is processed. The Trustee shall make payment as soon thereafter as administratively feasible.

                  Section 8.4 SPOUSAL CONSENT. Except as required for a Participant with an Account subject to Appendix B or C, no Spousal Consent is required to obtain an in-service withdrawal.

                  Section 8.5 FEES. The Participant's Accounts may be charged for actual administrative fees charged by a third-party recordkeeper for in-service withdrawals.

                  Section 8.6 HARDSHIP WITHDRAWALS. An Active or Inactive Participant may take an in-service withdrawal on account of Hardship, subject to the following:

                  (a) A Hardship withdrawal is only available from the following Participant Accounts: (i) the 401(k) Account (excluding post-1989 investment earnings), (ii) the vested Prior Plan Account and (iii) the Money Purchase Account.

                  (b) A financial need of the Participant exists in a manner determined by the Administrator or its delegate as follows (which the Administrator or its delegate may rely upon unless the Administrator or its delegate have actual knowledge to the contrary):

                           (i)      The withdrawal is required to meet an
immediate and heavy financial need, the amount of the withdrawal is necessary to meet this need, and the requested amount does not exceed the amount necessary (including taxes) to relieve the need.

                           (ii)     The need cannot reasonably be satisfied by
any of the following:

                                    (A)      Through reimbursement or
compensation by insurance or otherwise;

                                    (B)      By liquidation of the Participant's
assets or those of his spouse or minor children (which are reasonably available to the Participant) without creating an additional and heavy financial need;

                                    (C)      By stopping 401(k) Contributions or
After Tax Contributions under the Plan;

                                    (D)      By other distributions or
nontaxable (at the time of the loan) loans from plans maintained by the Employers (including this Plan) or by any other employer, or by borrowing from commercial sources on reasonable commercial terms, in an amount sufficient to satisfy the need.

For purposes of this subparagraph (ii), a need cannot reasonably be relieved by one of the actions listed above if the effect would be to increase the amount of the need.

                  (c) The Hardship withdrawal will result in the suspension of all Matching Contributions with respect to any 401(k) and After Tax Contributions made for the next six months, beginning on the first day of the month following the month in which the withdrawal is made.

                  (d) Any other conditions prescribed by the Commissioner of Internal Revenue through the publication of revenue rulings, notices, and/or other documents of general applicability, as an alternate method under which a Hardship withdrawal will be deemed to be necessary to satisfy an immediate and heavy financial need.

                  Section 8.7 ROLLOVER ACCOUNT WITHDRAWAL.

                  An Active or Inactive Participant may withdraw all or a portion of his Rollover Account at any time.

                  Section 8.8 AFTER TAX ACCOUNT WITHDRAWAL. An Active or Inactive Participant may withdraw all or a portion of his After Tax Account at any time. Any withdrawal of After Tax Contributions must include a pro-rata share of investment earnings.

                  Section 8.9 MATCHING ACCOUNT WITHDRAWAL. An Active or Inactive Participant may withdraw all or a portion of his vested Matching Account at any time provided that either the Participant has participated in the Plan for at least 5 years or that the amounts to be withdrawn have been held in the Plan for at least 2 years.

                  Section 8.10 AGE 59 1/2 WITHDRAWAL. An Active or Inactive Participant who attains age 59 1/2 may withdraw all or a portion of his 401(k) Account, Qualified Account, Money Purchase Account and vested Prior Plan Account at any time.

                                        ARTICLE IX.
                                      LOANS

                  Section 9.1 PARTICIPANT LOANS PERMITTED. Loans to Participants are permitted pursuant to the terms and conditions set forth in this Article, the Rules of the Plan and the loan policy established by the Administrator. At the discretion of the Administrator, Participants may be charged a reasonable administrative fee in connection with obtaining and/or maintaining a Plan loan.

                  Section 9.2 LOAN APPLICATION, NOTE AND SECURITY. A Participant shall apply for any loan in such manner and with such advance notice as prescribed by the Administrator. All loans shall be evidenced by a promissory note, secured only by the portion of the Participant's Account from which the loan is made, and the Plan shall have a lien on this portion of his Account.

                  Section 9.3 LOAN APPROVAL. The Administrator is responsible for determining that a loan request conforms to the requirements described in this Article and granting such request.

                  Section 9.4 SPOUSAL CONSENT. Except as required for a Participant with an Account subject to Appendix B or C, no Spousal Consent is required to obtain an in-service withdrawal.

                  Section 9.5 LEGAL MAXIMUM LIMIT. The maximum a Participant may borrow, including the outstanding balance of existing Plan loans, is 50% of the vested balance of his Accounts, not to exceed $50,000. However, the $50,000 maximum is reduced by the Participant's highest outstanding loan balance during the 12 month period ending on the day before the date as of which the loan is made. For purposes of this paragraph, the qualified plans of all Company Affiliates shall be treated as though they are part of this Plan to the extent it would decrease the maximum loan amount.

                                        ARTICLE X.
                     EMPLOYMENT AFTER NORMAL RETIREMENT DATE

                  Section 10.1 CONTINUATION OF EMPLOYMENT.

                  (a)      A Participant may, subject to subsection (b) and
Section 15.3, remain in the employ of the Company or a Company Affiliate after attaining his Normal Retirement Date.

                  (b) Notwithstanding subsection (a), the Company reserves the right to require a Participant to retire in accordance with Section 12(c) of the Age Discrimination in Employment Act of 1967, as amended and applicable state law.

                  Section 10.2 CONTINUATION OF PARTICIPATION. A Participant retained in the employ of the Employer after his Normal Retirement Date shall continue as an Active Participant of the Plan.

                  Section 10.3 REQUIRED MINIMUM DISTRIBUTIONS.

                  (a) NOT A FIVE PERCENT OWNER. Effective January 1, 1997 for a Participant who is not a Five Percent Owner in the calendar year in which he attains age 70 1/2 distributions shall be made or commence not later than the later of (i) the April 1 following the calendar year in which his Separation from the Service occurs, or (ii) the April 1 following the calendar year in which he attains age 70 1/2.

                  (b) FIVE PERCENT OWNER. Effective January 1, 1997, a Participant who is a Five Percent Owner in the calendar year in which he attains age 70 1/2 shall receive or commence the receipt of the entire amount credited to his Accounts in accordance with Article X on the April 1 following the end of the calendar year in which he attains age 70 1/2.

                  (c) Notwithstanding the above, all distributions shall satisfy the minimum distribution incidental death benefit requirements of Prop. Treas. Reg. Sec. 1.401(a)(9)-2 (or any successor thereto).

                                        ARTICLE XI.
                                  DISTRIBUTIONS

                  Section 11.1 RIGHTS UPON NORMAL OR DISABILITY RETIREMENT OR SEPARATION FROM THE Service. Upon a Participant's Normal, Early or Disability Retirement or Separation from the Service, he shall be entitled to receive the vested amount credited to his Accounts in accordance with Section 11.2. Under no circumstances will a Participant's 401(k) and Qualified Accounts be distributed prior to his Separation from the Service except as permitted under Code Section 401(k)(10) or as required by Section 3.3(g), 3.5 or 3.7.

                  Section 11.2 DISTRIBUTION OF ACCOUNTS. Except as provided in
Section 11.5 and Appendix B or C, distribution of the vested Accounts of a Participant or a Beneficiary of a deceased Participant shall be made in cash in one of the following forms as elected by the Participant or Beneficiary:

                  (a)      a single lump sum,

                  (b) in cash installments paid over a period not to exceed 15 years,

                  (c) in a Direct Rollover to the extent that the payment is an Eligible Rollover Distribution and the recipient is a Distributee or

                  (d) until June 1, 2002 or 90 days after the date Participants are given the required notice, whichever is later, a term certain annuity.

                  Section 11.3 SMALL ACCOUNTS. The Participant shall select the method by which his vested Accounts will be distributed to him. Notwithstanding the foregoing, effective January 1, 1998, if the distributable balance of the Participant's Accounts is $5,000 or less and the Participant fails to elect a form of distribution when payable, then the Trustee shall distribute the Participant's vested Accounts in a lump sum. Additionally, if the distributable balance of the Participant's Accounts is $200 or less, then the Trustee shall distribute the Participant's vested Accounts in a lump sum, and the Participant shall have no right to elect a Direct Rollover.

                  Section 11.4 DETERMINATION OF VALUE OF ACCOUNTS. When a distribution under the Plan is made, the value of a Participant's Accounts shall be determined as of the Valuation Date coinciding with or next preceding the Participant's distribution date (after all adjustments then required or permitted under the Plan have been made).

                  Section 11.5 DISTRIBUTIONS OF HARRAH'S STOCK. The Participant may elect to receive a distribution of his Accounts in whole shares of Harrah's Stock from his Accounts to the extent that they are invested in Harrah's Stock (except that the equivalent of any fractional share shall be distributed in cash at fair market value).

                  Section 11.6 TIMING.

                  (a) Distribution of a Participant's vested Accounts will normally be made or commenced as soon as practicable following the Participant's date of Separation from the Service, but not later than the 60th day after the later of (i) the close of the Plan Year during which the Participant attains age 65 or, (ii) the close of the Plan Year, during which his date of Separation from the Service occurs, except as otherwise permitted under circumstances described in Treas. Reg. Sec. 1.401(a)-14(d). If the value of the Participant's Accounts is over $5,000 (effective January 1, 1998), the Participant (but not his Beneficiary in the event of the Participant's death) must consent in writing to receive the distribution, but no Participant may not elect to defer distribution beyond the date described above.

                  (b) Distributions must commence as required under Section 10.3, Code Section 401(a)(9) and the regulations thereunder including the minimum incidental death benefit rules under Prop. Treas. Reg. Sec. 1.401(a)(9)-2.

                  Section 11.7 NOTICE. If a distribution is one to which Code Sections 401(a)(11) and 417 do not apply, distribution of a Participant's Accounts may commence less than 30 days after the notice required under Treas. Reg. Sec. 1.411(a)-11(c) is given, provided that

                  (a) the Administrator clearly informs the Participant that he has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option),

                  (b) the Participant, after receiving the notice, affirmatively elects a distribution,

                  (c) the Participant is permitted to revoke an affirmative distribution election at least until the date of commencement of the distribution, or, if later, at any time prior to the expiration of the 7-day period that begins the day after the explanation described in paragraph (a) is provided to the Participant and

                  (d) the distribution of the Participant's Accounts commences after the date the explanation described in paragraph (a) is provided to the Participant but not before the expiration of the 7-day period that begins after such explanation is provided.

                  Section 11.8 DISTRIBUTION UPON DEATH



                  (a) If a Participant dies before distribution of his Accounts commences, then the vested balance of his Accounts shall be paid to his Beneficiary in one of the available forms, as elected by the Beneficiary. Payment to a Beneficiary must either:

                           (i)      be completed by the end of the calendar year
that contains the fifth anniversary of the Participant's death or

                           (ii)     begin by the end of the calendar year that
contains the first anniversary of the Participant's death and be completed within the period of the Beneficiary's life or life expectancy, except that:

                                    (A)      If the surviving Spouse is the
Beneficiary, payments need not begin until the later of

                                            (I)      the end of the calendar
                                                     year that includes the
                                                     first anniversary of the
                                                     Participant's death or

                                            (II)     the end of the calendar
                                                     year in which the
                                                     Participant would have been
                                                     required to commence
                                                     payments under Section
                                                     10.3, and must be completed
                                                     within the Spouse's life or
                                                     life expectancy; and

                                    (B)      If the Participant and the
surviving Spouse who is the Beneficiary die

                                            (I)      before the date on which
                                                     the Participant would have
                                                     been required to begin
                                                     payments under Section 10.3
                                                     and

                                            (II)     before payments have begun
                                                     to the Spouse, the Spouse
                                                     shall be treated as the
                                                     Participant in applying
                                                     these rules.

                  (b) If payment has commenced prior to the Participant's death, payment of the Participant's Accounts shall be made in such manner that the remaining interest is distributed at least as rapidly as under the method being used as of the date of the Participant's death.

                                       ARTICLE XII.
                              TOP HEAVY PROVISIONS

                  Section 12.1 TOP HEAVY DETERMINATION.

                  (a) Solely in the event that this Plan ever becomes Top Heavy, as defined herein, the provisions of this Article shall apply.

                  (b) Solely for the purposes of this Article, the following definitions shall be used:

                           (i)      "Aggregation Group" means

                                    (A)      each plan of the Company or a
Company Affiliate in which a Key Employee is a Participant (including any such plan which has been terminated if such plan was maintained by the Company or Company Affiliate within the last five years ending on the Determination Date for the Plan Year in question) but excluding a plan meeting the requirements of Code Section 401(k)(11); provided, however, that such plan allows only contributions required under Code Section 401(k)(11)), and

                                    (B)      each other plan of the Company or a
Company Affiliate which enables any plan described in Subsection (a) to meet the requirements of Code Section 401(a)(4) or 410.

                           (ii)     "Determination Date" means, with respect to
any Plan Year, the last day of the preceding Plan Year, or in the case of the first Plan Year, the last day of such Plan Year.

                           (iii)    Effective for Plan Years commencing on or
after January 1, 2002, "Key Employee" means

                                            (I)      any Employee or former
                                                     Employee (including any
                                                     deceased Employee) who at
                                                     any time during the Plan
                                                     Year that includes the
                                                     Determination Date was an
                                                     officer of the Company or a
                                                     Company Affiliate having
                                                     Statutory Compensation
                                                     greater than $130,000 (as
                                                     adjusted under Code Section
                                                     416(i)(1) for Plan Years
                                                     beginning after December
                                                     31, 2002);

                                            (II)     a Five Percent Owner of the
                                                     Company or a Company
                                                     Affiliate; or

                                            (III)    a one percent owner (within
                                                     the meaning of Code Section
                                                     416(i)(1)(B) and (C) of the
                                                     Company or a Company
                                                     Affiliate having Statutory
                                                     Compensation of more than
                                                     $150,000.

                                    (A)      Effective for Plan Years commencing
prior to January 1, 2002, "Key Employee" means an Employee, a former Employee or the Beneficiary of a former Employee, if, in the Plan Year containing the Determination Date or in any of the four preceding Plan Years, such Employee or former Employee is or was

                                            (I)      an officer of the Company
                                                     or a Company Affiliate
                                                     whose Statutory
                                                     Compensation for the Plan
                                                     Year in question exceeds
                                                     fifty percent of the amount
                                                     in effect under Code
                                                     Section 415(b)(1)(A) (not
                                                     more than fifty Employees
                                                     or, if less, the greater of
                                                     three Employees or ten
                                                     percent of the Employees
                                                     shall be treated as
                                                     officers),

                                            (II)     one of the ten Employees
                                                     owning (or considered as
                                                     owning within the meaning
                                                     of Code Section 318) both
                                                     the largest interest in the
                                                     Company or a Company
                                                     Affiliate and more than
                                                     one-half of one percent
                                                     interest therein and whose
                                                     Statutory Compensation for
                                                     the Plan Year in question
                                                     equals or exceeds the
                                                     amount in effect under Code
                                                     Section 415(c)(1)(A);
                                                     provided, however, if two
                                                     Employees have the same
                                                     interest in the Company or
                                                     a Company Affiliate, the
                                                     Employee with the greater
                                                     Statutory Compensation for
                                                     such Plan Year shall be
                                                     treated as having the
                                                     larger interest,

                                            (III)    a Five Percent Owner or a
                                                     one percent owner (within
                                                     the meaning of Code Section
                                                     416(i)(1)(B) and (C)) of
                                                     the Company or a Company
                                                     Affiliate whose Statutory
                                                     Compensation for the Plan
                                                     Year in question exceeds
                                                     $150,000.

                           (iv)     "Non-Key Employee" means any Employee who is
not a Key Employee.

                           (v)      The Plan shall be Top Heavy if, as of any
Determination Date, the aggregate of the Accounts of Key Employees under all plans in the Aggregation Group (or under this Plan and such other plans as the Company elects to take into account under Code Section 416(g)(2)(A)(ii)) exceeds sixty percent of the aggregate of the Accounts for all Key Employees and Non-Key Employees. In making this calculation as of a Determination Date,

                                    (A)      each Account balance as of the most
recent valuation date occurring within the Plan Year which includes the Determination Date shall be determined,

                                    (B)      an adjustment for contributions due
as of the Determination Date shall be determined,

                                    (C)      the Account balance of any Employee
or former Employee shall be increased by the aggregate distributions made during, effective January 1, 2002, the one-year period ending on the Determination Date (or, prior to January 1, 2002, the five-year period ending on the Determination Date) with respect to such Employee or former Employee and, effective January 1, 2002, the aggregate distributions made for a reason other than Separation from the Service, death or Disability during the one-year period ending on the Determination Date,

                                    (D)      the Account balance of

                                            (I)      any Non-Key Employee who
                                                     was a Key Employee for any
                                                     prior Plan Year, and

                                            (II)     any former Employee who
                                                     performed no services for
                                                     the Company or a Company
                                                     Affiliate during, effective
                                                     January 1, 2002, the
                                                     one-year period ending on
                                                     the Determination Date (or,
                                                     prior to January 1, 2002,
                                                     the five-year period ending
                                                     on the Determination Date)
                                                     shall be ignored, and

                                    (E)      if there have been any rollovers to
or from any Account, the balance of such Account shall be adjusted, as required by Code Section 416(g)(4)(A).

Notwithstanding the foregoing, this Plan shall be Top Heavy if, as of any Determination Date, it is required by Code Section 416(g) to be included in an Aggregation Group which is determined to be a Top Heavy Group.

                           (vi)     "Top Heavy Group" means any Aggregation
Group if, as of the Determination Date, the sum of

                                    (A)      the present value of the cumulative
accrued benefits for all

Key Employees under all defined benefit plans in such Aggregation Group, and

                                    (B)      the aggregate of the accounts of
all Key Employees under all defined contribution plans in such Aggregation Group exceeds sixty percent of a similar sum determined for all Key Employees and Non-Key Employees.

                  Section 12.2 MINIMUM BENEFITS.

                  (a) For any Plan Year in which the Plan is Top Heavy, the total allocation to the Qualified Account or Matching Account of any Employee who is a Non-Key Employee at the end of such Plan Year and is

                           (i)      entitled to an allocation to such Account
under Section 3.4, or

                           (ii)     not entitled to an allocation under such
Sections solely because he did not elect to defer Compensation under Section 3.3 of the Plan,

shall not be less than that determined under subsection (b).

                  (b) The allocation determined under this subsection shall be a percentage of the Statutory Compensation of such Non-Key Employee which is not less than the lesser of

                           (i)      three percent, or

                           (ii)     that percentage reflecting the ratio of

                                    (A)     the allocations under Section 3.4 to

                                    (B)     Statutory Compensation

for the Key Employee with respect to whom such ratio is highest for such Plan Year.

                  (c) This Section shall not apply to any Participant to the extent the Participant is covered under any other plan sponsored by the Company or a Company Affiliate provided the minimum allocation or benefit requirement applicable to Top Heavy Plans will be met in the other plan or plans. For the purposes of determining whether or not the provisions of this Section have been satisfied, both contributions or benefits under Chapter 2 of the Code (relating to tax on self-employment income), Chapter 21 of the Code (relating to Federal Insurance Contributions Act), Title 11 of the Social Security Act, or any other Federal or state laws and Company contributions made under any salary reduction or similar arrangement shall be disregarded.

                  (d) An Employee described in subsection (a)(ii) shall be treated as a Participant hereunder.

                                       ARTICLE XIII.
                            ADMINISTRATIVE PROVISIONS

                  Section 13.1 DUTIES AND POWERS OF THE ADMINISTRATOR.

                  (a) The Administrator shall administer the Plan in accordance with the Plan and ERISA and, in addition to the duties specifically set forth in the Plan, shall have full discretionary power and authority:

                           (i)      To engage actuaries, attorneys, accountants,
appraisers, brokers, consultants, administrators, recordkeepers, custodians, physicians or other firms or persons and (with its officers, directors and employees) to rely upon the reports, advice, opinions or valuations of any such persons except as required by law;

                           (ii)     To adopt Rules of the Plan that are not
inconsistent with the Plan or applicable law and to amend or revoke any such rules;

                           (iii)    To construe and interpret the Plan and the
Rules of the Plan and to remedy any ambiguities and inconsistencies therein;

                           (iv)     To determine questions of eligibility and
vesting of Participants;

                           (v)      To determine entitlement to allocations of
contributions and forfeitures and to distributions of Participants, former Participants, Beneficiaries, and all other persons;

                           (vi)     To make findings of fact as necessary to
make any determinations and decisions in the exercise of such discretionary power and authority;

                           (vii)    To appoint claims and review officials to
conduct claims procedures as provided in Section 13.4;

                           (viii)   To compute, certify to and direct the
Trustee with regard to the amount and kind of benefits payable to Participants and their Beneficiaries;

                           (ix)     To authorize all disbursements by the
Trustee from the Trust Fund;

                           (x)      To maintain all records that may be
necessary for the administration of the Plan other than those maintained by the Trustee; and

                           (xi)     To delegate any power or duty to any firm or
person engaged under paragraph (i) or to any other person or persons.

                  (b) Every finding, decision, and determination made by the Administrator shall, to the full extent permitted by law, be final and binding upon all parties, except as provided in Section 13.4 or to the extent found by a court of competent jurisdiction to constitute an abuse of discretion.

                  (c) Notwithstanding anything contained in the Plan to the contrary, all actions taken by the Administrator shall cause the Plan or the Trust to be treated as a "domestic trust" under Treas. Reg. Sec. 301.7701, and no action will be taken by the Administrator, or, if taken, will be valid, which would cause the Plan or the Trust not to be considered as a domestic trust.

                  Section 13.2 ADMINISTRATIVE COMMITTEE. Harrah's Operating Company Memphis, Inc., as Administrator of the Plan, has appointed an Administrative Committee to administer the Plan on its behalf. The Administrator shall provide the Trustee with the names and specimen signatures of any persons authorized to serve as Administrative Committee members and act as or on its behalf. Any Administrative Committee member appointed by the Administrator shall serve at the pleasure of the Administrator but may resign by written notice to the Administrator. Administrative Committee members shall serve without compensation from the Plan for such services. Except to the extent that the Administrator otherwise provides, any delegation of duties to the Administrative Committee shall carry with it the full discretionary authority of the Administrator to complete such duties.

                  Section 13.3 ADMINISTRATIVE COMMITTEE OPERATING RULES.

                  (a) ACTIONS OF MAJORITY. Any act delegated by the Administrator to the Administrative Committee may be accomplished with the approval of a majority of its members. The majority may be expressed by a vote at a meeting or in writing without a meeting, and a majority action shall be equivalent to an action of all Administrative Committee members.

                  (b) MEETINGS. The Administrative Committee shall hold meetings upon such notice, place and times as it determines necessary to conduct its functions properly,

                  Section 13.4 CLAIMS PROCEDURE.

                  (a) A claim by a Participant, Beneficiary or any other person shall be presented to the claims official appointed by the Administrator in writing within the maximum time permitted by law or under the regulations promulgated by the Secretary of Labor or his delegate pertaining to claims procedures.

                  (b) The claims official shall, within a reasonable time, consider the claim and shall issue his determination thereon in writing.

                  (c) If the claim is granted, the appropriate distribution or payment shall be made from the Trust Fund or by the Company.

                  (d) If the claim is wholly or partially denied, the claims official shall, within 90 days (or such longer period as may be reasonably necessary), provide the claimant with written notice of such denial, setting forth, in a manner calculated to be understood by the claimant

                           (i)      the specific reason or reasons for such
denial,

                           (ii)     specific references to pertinent Plan
provisions on which the denial is based,

                           (iii)    a description of any additional material or
information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary, and

                           (iv)     an explanation of the Plan's claim review
procedure.

                  (e) The Administrator shall provide each claimant with a reasonable opportunity to appeal the claims official's denial of a claim to a review official (appointed by the Administrator in writing) for a full and fair review. The claimant or his duly authorized representative

                           (i)      may request a review upon written
application to the review official (which shall be filed with it),

                           (ii)     may review pertinent documents, and

                           (iii)    may submit issues and comments in writing.

                  (f) The review official may establish such time limits within which a claimant may request review of a denied claim as are reasonable in relation to the nature of the benefit which is the subject of the claim and to other attendant circumstances but which, in no event, shall be less than 60 days after receipt by the claimant of written notice of denial of his claim.

                  (g) The decision by the review official upon review of a claim shall be made not later than 60 days after his receipt of the request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered as soon as possible, but not later than 120 days after receipt of such request for review.

                  (h) The decision on review shall be in writing and shall include specific reasons for the decision written in a manner calculated to be understood by the claimant with specific references to the pertinent Plan provisions on which the decision is based.

                  (i) The claims official and the review official shall have full discretionary power and authority to construe the Plan and the Rules of the Plan, to determine questions of eligibility, vesting and entitlements and to make findings of fact as under Section 13.1 and, to the extent permitted by law, the decision of the claims official (if no review is properly requested) or the decision of the review official on review, as the case may be, shall be final and binding on all parties except to the extent found by a court of competent jurisdiction to constitute an abuse of discretion.

                  (j) Except as otherwise decided by the Administrator, the Administrative Committee will be the claims official and reviewing official for purposes of this Section.

                  Section 13.5 CONFLICTING CLAIMS. If the Administrator is confronted with conflicting claims concerning a Participant's Accounts, the Administrator may interplead the claimants in an action at law, or in an arbitration conducted in accordance with the rules of the American Arbitration Association, as the Administrator shall elect in its sole discretion. In either case, the attorneys' fees, expenses and costs reasonably incurred by the Administrator in such proceeding shall be paid from the Participant's Accounts.

                  Section 13.6 PAYMENTS. In the event any amount becomes payable under the Plan to a minor or a person who, in the sole judgment of the Administrator, is considered by reason of physical or mental condition to be unable to give a valid receipt therefor, the Administrator may direct that such payment be made to any person found by the Administrator, in its sole judgment, to have assumed the care of such minor or other person. Any payment made pursuant to such determination shall constitute a full release and discharge of the Trustee, the Administrator and the Company and the Company Affiliates their officers, directors, employees, owners, agents and representatives.

                  Section 13.7 EFFECT OF DELAY OR FAILURE TO ASCERTAIN AMOUNT DISTRIBUTABLE OR TO LOCATE DISTRIBUTEE.

                  (a) If an amount payable under the Plan cannot be ascertained or the person to whom it is payable has not been ascertained or located within the stated time limits and reasonable efforts to do so have been made, then distribution shall be made no later than 60 days after such amount is determined or such person is ascertained or located, or as prescribed in subsection (b).

                  (b) If, within one year after a Participant has a Separation from the Service, the Administrator, in the exercise of due diligence, has failed to locate him (or if such Separation from the Service is by reason of his death, has failed to locate the Participant's Beneficiary, his entire distributable interest in the Plan shall be forfeited and applied to pay expenses of the Plan or to reduce the Company's Matching Contribution under Section 3.4; provided, however, that if the Participant (or in the case of his death, the Participant's Beneficiary) makes proper claim therefor under Section 13.4, the amount so forfeited shall be restored to the Participant's Account, applying forfeitures pending application, Company contributions and unallocated earnings and gains of the Trust Fund, in that order, as necessary.

                  Section 13.8 SERVICE OF PROCESS. The General Counsel of the Company is hereby designated as agent of the Plan for the service of legal process.

                  Section 13.9 LIMITATIONS UPON POWERS OF THE ADMINISTRATOR. The Plan shall not be operated so as to discriminate in favor of Highly Compensated Employees. The Plan shall be uniformly and consistently interpreted and applied with regard to all Participants in similar circumstances. The Plan shall be administered, interpreted and applied fairly and equitably and in accordance with the specified purposes of the Plan.

                  Section 13.10 ANTI-ALIENATION PROVISIONS.

                  (a) PROHIBITED ASSIGNMENTS. Except as provided in subsections (b) and (c), no part of the Trust Fund shall be liable for the debts, contracts or engagements of any Participant, his Beneficiaries or successors in interest, or be taken in execution by levy, attachment or garnishment or by any other legal or equitable proceeding, while in the hands of the Trustee, nor shall any such person have any right to alienate, anticipate, commute, pledge, encumber or assign any benefits or payments hereunder in any manner whatsoever, except to designate a Beneficiary as provided in the Plan.

                  (b) QDRO DISTRIBUTIONS. Notwithstanding subsection (a) or any other provision of the Plan to the contrary, when the Administrator receives a domestic relations order, as defined in Code Section 414(p), that, but for the time of required payment to the alternate payee, would be a QDRO, the amount awarded to the alternate payee shall promptly be paid in the manner specified in such order. However, no such distribution shall be made prior to the Participant's Separation from the Service if such distribution could adversely affect the qualified status of the Plan. The Administrator will establish procedures for processing QDROs.

                  (c) CERTAIN OFFSETS OF ACCOUNTS. (i) Notwithstanding subsection (a) or any other provision of the Plan to the contrary, effective August 5, 1997, upon receipt by the Administrator of a judgment, order, decree or settlement agreement described in paragraph (ii) which expressly provides for an offset against all or part of an amount ordered or required to be paid to the Plan against a Participant's Accounts under the Plan, such Participant's Accounts shall be reduced or offset by the amount specified in such judgment, order, decree or settlement agreement and such amount shall promptly be paid to the Plan.

                           (ii) The judgment, order, decree or settlement agreement described in paragraph (i) must arise from

                                    (A)      a judgment of conviction for a
crime involving the Plan,

                                    (B)      a civil judgment (including a
consent order or decree) entered by a court in an action brought in connection with a violation (or alleged violation) of Part 4 of ERISA, or

                                    (C)      a settlement agreement between the
Secretary of Labor or the Pension Benefit Guaranty Corporation and the Participant in connection with a violation (or alleged violation) of Part 4 of ERISA by a fiduciary or any other person.

                  Section 13.11 CORRECTIVE OF ADMINISTRATIVE ERRORS; SPECIAL CONTRIBUTIONS. Notwithstanding any other provision of the Plan to the contrary, the Administrator shall take any and all appropriate actions to correct errors in the administration of the Plan, including, without limitation, errors in the allocation of contributions, forfeitures, and income, expenses, gains and losses to the Accounts of the Participants or Beneficiaries under the Plan. Such corrective actions may include debiting or crediting a Participant's or Beneficiary's Accounts or allocating special contributions made by the Employer to the Plan for purposes of correcting any failure to make contributions on a timely basis or properly allocate contributions, forfeitures, or income, expenses, gains and losses. The Administrator shall determine the amount of any such special contributions required to be made by the Employer, which may be made in such approximate amounts as the Administrator, acting in its sole discretion, shall determine. In no event shall any corrective action taken by the Administrator under this Section reduce any Participant's or Beneficiary's accrued benefit in violation of Section 411(d)(6) of the Code and the Treasury regulations thereunder.

                  Section 13.12 ELECTRONIC ADMINISTRATION. The Administrator shall have the authority to permit Participants and Beneficiaries to use alternative means (including, but not limited to, electronic, internet, intranet, voice response, or telephonic) to submit elections, directions, and forms required for participation in and the administration of this Plan.

                                       ARTICLE XIV.
                          TERMINATION, DISCONTINUANCE,
                       AMENDMENT, MERGER, ADOPTION OF PLAN

                  Section 14.1 TERMINATION OF PLAN; DISCONTINUANCE OF CONTRIBUTIONS.

                  (a) The Plan is intended as a permanent program but the Company shall have the right at any time to declare the Plan terminated completely as to the Company or as to any division, facility or other operational unit thereof with or without notice to the applicable Participants. Discharge or layoff of Employees of the Company or any unit thereof without such a declaration shall not result in a termination or partial termination of the Plan except to the extent required by law. In the event of any termination or partial termination:

                           (i)      an allocation of amounts being held under
Section 3.8(c) shall be made in accordance with Section 3.8(c).

                           (ii)     the Administrator shall direct the Trustee
to liquidate the necessary portion of the Trust Fund and distribute it, less, to the extent permitted by law, a proportionate share of the expenses of termination, to the persons entitled thereto in proportion to their Accounts.

                           (iii)    provided that the Company or a Company
Affiliate does not maintain another defined contribution plan other than an employee stock ownership plan (as defined in Code Section 4975(e)(7)), distributions of Participant's Accounts shall be made in one lump sum payment.

                  (b) The Company shall have the right at any time to discontinue contributions to the Plan completely as to the Company or as to any covered location division, facility or other operational unit thereof with or without notice to the applicable Participants. Failure of the Company to make one or more substantial contributions to the Plan for any period of three consecutive Plan Years in each of which the Company realized substantial current earnings, as shown on its financial reports, shall automatically become a complete discontinuance of contributions at the end of the third such consecutive Plan Year. In the event of complete discontinuance of contributions to the Plan, the Plan and Trust shall otherwise remain in full force and effect except that all the Matching Accounts shall thereupon become fully vested.

                  Section 14.2 AMENDMENT OF PLAN.

                  (a) As limited in Section 14.3 of the Plan, complete or partial amendments or modifications to the Plan (including retroactive amendments to meet governmental requirements or prerequisites for tax qualification) may be made from time to time by the Company. However, no amendment shall decrease the vested percentage any Participant has in his Accounts or his accrued benefit.

                  (b) Amendments shall be adopted by resolution of the Board of the Company. Additionally, the General Counsel or Vice President, Human Resources of the Company shall have the authority to adopt amendments that are necessary (i) to bring the Plan into conformity with legal requirements or to improve Plan administration, provided that no such amendments involve an increase in cost of benefits provided by this Plan, or (ii) to provide for mergers of plans of Company Affiliates into the Plan.

                  Section 14.3 RETROACTIVE EFFECT OF PLAN AMENDMENT.

                  (a) No Plan amendment, unless it expressly provides otherwise, shall be applied retroactively to increase the vested percentage of a Participant whose Separation from the Service preceded the date such amendment became effective unless and until he again becomes a Participant and additional contributions are allocated to him.

                  (b) No Plan amendment, unless it expressly provides otherwise, shall be applied retroactively to increase the amount of service credited to any person for purposes of Plan participation, vesting or any other Plan purpose with respect to his participation or employment before the date such amendment became effective.

                  (c) Except as provided in subsections (a) and (b), all rights under the Plan shall be determined under the terms of the Plan as in effect at the time the determination is made.

                  Section 14.4 CONSOLIDATION OR MERGER, ADOPTION OF PLAN BY OTHER COMPANIES.

                  (a) In the event of the consolidation or merger of the Company with or into any other business entity, or the sale by the Company or its owner of its assets, the successor will be deemed to continue the Plan. If deemed appropriate, the successor will execute a proper supplemental agreement to the Trust Agreement with the Trustee.

                  (b) The Plan shall not be merged or consolidated with any other plan, nor shall its assets or liabilities be transferred to any other plan, unless each Participant in this Plan would have immediately after the merger, consolidation or transfer (if the plan in question were then terminated) accounts which are equal to or greater in amount than his corresponding Accounts under this Plan had the Plan been terminated immediately before the merger, consolidation or transfer in accordance with Code Section 414(l) and ERISA
Section 208.

                  Section 14.5 ADOPTION OF PLAN BY COMPANY AFFILIATES.

                  (a) Any Company Affiliate may, with the approval of the Board, the HR Officer or her delegee, adopt the Plan as a whole company or as to any one or more divisions by resolution of its own board of directors or agreement of its partners or members.

                  (b) By its adoption of the Plan, a Company Affiliate shall be deemed to appoint the Company and Administrator its exclusive agents to exercise on its behalf all of the power and authority conferred by this Plan upon an Employer until the Plan is terminated with respect to the Employer and relevant Trust Fund assets have been distributed.

                                        ARTICLE XV.
                            MISCELLANEOUS PROVISIONS

                  Section 15.1 IDENTIFICATION OF FIDUCIARIES.

                  (a) The Administrator (with respect to control and management of Plan assets and in general), the Company and the Committee shall be named fiduciaries within the meaning of ERISA and, as permitted or required by law, shall have exclusive authority and discretion to control and manage the operation and administration of the Plan within the limits set forth in the Trust Agreement, subject to proper delegation.

                  (b) Such named fiduciaries and every person who exercises any discretionary authority or discretionary control respecting management of the Trust Fund or Plan, or exercises any authority or control respecting the management or disposition of the assets of the Trust Fund or Plan, or renders investment advice for compensation, direct or indirect, with respect to any moneys or other property of the Trust Fund or Plan or has authority or responsibility to do so, or has any discretionary authority or discretionary responsibility in the administration of the Plan, and any person designated by a named fiduciary to carry out fiduciary responsibilities under the Plan, shall be a fiduciary and, as such, shall be subject to provisions of the Plan, the Trust Agreement, ERISA and other applicable laws governing fiduciaries. Any person may act in more than one fiduciary capacity.

                  Section 15.2 ALLOCATION OF FIDUCIARY RESPONSIBILITIES.

                  (a) Fiduciary responsibilities under the Plan are allocated as follows:

                           (i)      The sole power and discretion to manage and
control the Plan's assets including, but not limited to, the power to acquire and dispose of Plan assets, is allocated to the Trustee, except to the extent that another fiduciary is appointed in accordance with the Trust Agreement with the power to control or manage (including the power to acquire and dispose of) assets of the Plan.

                           (ii)     The sole duties, responsibilities and powers
allocated to the Company shall be those expressly retained under the Plan or the Trust Agreement.

                           (iii)    All fiduciary responsibilities not allocated
to the Trustee, the Company or any investment manager are hereby allocated to the Administrator, subject to delegation in accordance with Section 13.1(a)(xi).

                  (b) Fiduciary responsibilities under the Plan (other than the power to manage or control the Plan's assets) may be reallocated among those fiduciaries identified as named fiduciaries in Section 15.1 by amending the Plan, followed by such fiduciaries' acceptance of, or operation under, such amended Plan.

                  (c) No allocation of fiduciary responsibilities under the Plan or Trust shall cause the Trust to cease being a domestic trust under Treas. Reg. Sec. 301.7701.

                  Section 15.3 LIMITATION ON RIGHTS OF EMPLOYEES. The Plan is strictly a voluntary undertaking on the part of the Company and shall not constitute or be construed as a contract between the Employer and any Employee or consideration for, or an inducement or condition of, the employment of an Employee. Except as otherwise required by law, nothing contained in the Plan shall give any Employee the right to be retained in the service of any Employer or to interfere with or restrict the right of the Employer, which is hereby expressly reserved, to discharge or retire any Employee at any time, with or without notice and with or without cause and with or without obligation as to any level of severance. Except as otherwise required by law, inclusion under the Plan will not give any Employee any right or claim to employment or any benefit hereunder except to the extent such right has specifically become fixed or vested under the terms of the Plan and there are funds available therefor in the hands of the Trustee.

                  Section 15.4 GOVERNING LAW. The Plan and Trust shall be interpreted, administered and enforced in accordance with the Code and ERISA, and the rights of Participants, Beneficiaries and all other persons shall be determined in accordance therewith. However, to the extent that state law is applicable, the laws of the State of Nevada shall apply.

                  Section 15.5 GENDER AND PLURALS. Where the context so indicates, the masculine pronoun shall include the feminine, and the singular shall include the plural.

                  Section 15.6 TITLES. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

                  Section 15.7 REFERENCES. Unless the context clearly indicates to the contrary, a reference to a statute, regulation or document shall be construed as referring to any subsequently amended, enacted, adopted or executed statute, regulation or document.

                  Section 15.8 USE OF TRUST FUNDS.

                  Under no circumstances shall any contributions to the Trust or any part of the Trust Fund be recoverable by the Employer from the Trustee or from any Participant, his Beneficiaries or any other person, or be used for or diverted to purposes other than for the exclusive purposes of providing benefits to Participants and their Beneficiaries; provided, however, that

                  (a) the contribution of the Employer for any Plan Year is hereby conditioned upon its being deductible by the Employer for its fiscal year in which such contribution was made and, to the extent disallowed as a deduction under Code Section 404, such contribution shall be returned by the Trustee to the Employer within one year after the final disallowance of the deduction by the Internal Revenue Service or the courts; and

                  (b) a contribution by the Employer or a Participant by a mistake of fact shall be returned to the Employer or to the Participant in question within one year after payment of the contribution was made.

                  Executed as of December 28, 2001.


                                     HARRAH'S ENTERTAINMENT, INC.


                                     By: /s/ ELAINE LO
                                     Its: VP Compensation and Benefits

                                                                      APPENDIX A

                             THE 2001 RESTATEMENT OF
                        THE HARRAH'S ENTERTAINMENT, INC.
                           SAVINGS AND RETIREMENT PLAN

                LIMITATIONS ON 401(K) AND AFTER TAX CONTRIBUTIONS


         Effective January 1, 2002.

         1. A Participant's 401(k) Contributions may be from 2% to 20% (in whole percentages) of his Compensation.

         2. A Participant's After Tax Contributions may be from 2% to 20% (in whole percentages) of his Compensation.

         3. The combined 401(k) Contributions and After Tax Contributions made by a Participant in the Plan Year may not exceed 20% of his Compensation.





                                      B-81

MONEY PURCHASE ACCOUNTS                                               APPENDIX B

                             THE 2001 RESTATEMENT OF
                        THE HARRAH'S ENTERTAINMENT, INC.
                           SAVINGS AND RETIREMENT PLAN

                        ANNUITY DISTRIBUTION OPTIONS FOR
                           THE MONEY PURCHASE ACCOUNTS


                  This Appendix B contains supplemental provisions relating annuity distribution forms available to Participants with Money Purchase Accounts.

                                   ARTICLE BI
                                   DEFINITIONS

                  Unless the context clearly indicates to the contrary, the terms used herein with the first letter or letters capitalized shall have the meaning specified below, or, if no definition is provided below, such terms shall have the meaning specified in the Plan.

Section B1.1 ANNUITY PARTICIPANT. "Annuity Participant" shall mean any Participant with a Money Purchase Account.

Section B1.2 ANNUITY STARTING DATE. "Annuity Starting Date" shall mean the first day of the first period for which an amount is payable as an annuity or, in the case of an amount not payable as an annuity, the first day on which all events have occurred which entitle the Participant to a distribution.

Section B1.3 ELECTION PERIOD. "Election Period" means:

                  (a) in the case of an election to waive the Joint and Survivor Annuity, the period beginning 90 days before the Participant's Annuity Starting Date and ending on the later of

                           (i)      the Participant's Annuity Starting Date, or

                           (ii) the 60th day after the mailing or personal delivery to him of information he has requested under Section B.2.1(b)(ii).

                  (b) in the case of an election to waive the qualified preretirement survivor annuity,

                           (i) by a former Participant who has had a Separation from the Service, the period which begins on the date of his Separation from the Service and ends on the date of his death, or

                           (ii) otherwise, the period which begins on the first day of the


                                      B-82

         Plan Year in which the Participant attains age 35 and ends on the date of his death.

Section B1.4 JOINT AND SURVIVOR ANNUITY. "Joint and Survivor Annuity" shall mean an annuity for the life of the Annuity Participant with a survivor annuity for the life of his Surviving Spouse for 25%, 50%, 75% or 100% of the amount which is payable during the joint lives of the Annuity Participant and his Spouse. Unless a Participant elects otherwise, the Participant's Joint and Survivor Annuity shall provide for a survivor benefit equal to 50% of the amount which is payable during the joint lives of the Participant and his Surviving Spouse. The Participant must have Spousal Consent to elect a Joint and 25% Survivor Annuity.

Section B1.5 LIFE ANNUITY. "Life Annuity" means an annuity for the life of the Participant with no payments after death.

Section B1.6 QUALIFIED ELECTION. "Qualified Election" shall mean a written waiver of a qualified Joint and Survivor Annuity or a qualified pre-retirement survivor annuity with Spousal Consent. Additionally, a revocation of a prior waiver may be made by the Annuity Participant without the consent of the Spouse at any time before the commencement of benefits. A new waiver can be made thereafter, but a new Spousal Consent will be required. The number of revocations and waivers shall not be limited.

Section B1.7 TEN YEARS CERTAIN AND LIFE ANNUITY. "Ten Years Certain and Life Annuity" means an annuity that provides for reduced monthly benefit commencing on the Participant's Annuity Starting Date and payable during his lifetime, ending with the last payment due on the first day of the month in which his death occurs. Additionally, if the Participant dies within the ten-year period following his Annuity Starting Date, payments shall continue to his Beneficiary for the remainder of the ten-year period. In the event the Beneficiary dies within the ten-year period and there is no contingent Beneficiary, the actuarial equivalent of any remaining monthly payments shall be paid in a lump sum to the Participant's estate.

                                   ARTICLE BII
                            DISTRIBUTION OF ACCOUNTS

SECTION B2.1 DISTRIBUTION OF ACCOUNTS

                  (a) Subject to subsections (e) and (f), when an Annuity Participant is entitled to a distribution under Section 11.1, the amount credited to his Accounts shall be applied to purchase

                           (i)      if he is married, a Joint and Survivor
         Annuity,

                           (ii)     if he is not married, a Life Annuity.

Distribution of a Participant's Accounts in the form of a Joint and Survivor Annuity shall require the Participant's consent if such distribution commences prior to his Normal Retirement Date.

                  (b) Not less than 30 days, and not more than 90 days, prior to his Annuity Starting Date, each Participant who may be affected by this Section shall be furnished, by mail or personal delivery (and consistent with such regulations as the Secretary may prescribe), with

                           (i) a written explanation of the terms and conditions of the Joint and Survivor Annuity, including

                                    (A)      the right of the Participant to
make, and the effect of, an election under subsection (e) to waive the Joint and Survivor Annuity,

                                    (B)      the relative financial effect on
his Accounts of an election under subsection (e),

                                    (C)      the right of the Participant's
Spouse under subsection (e), and

                                    (D)      the right of the Participant under
subsection (e) to revoke an election made under subsection (e) and the effect thereof, and

                           (ii) a statement that the Administrator will furnish the Participant upon his first written request within 60 days after the mailing or personal delivery to him of the notice required under this subsection, a detailed statement as to the financial effect upon his Accounts of making an election under subsection (e).

                  (c) Notwithstanding subsection (b), if the Participant, after having received the written explanation described in paragraph (b)(i), affirmatively elects a form of distribution under subsection (e) with Spousal Consent (if necessary), the distribution under subsection (e) may commence less than 30 days after the written explanation described in paragraph (b)(i) was provided to the Participant, provided the following requirements are met:

                           (i) the Administrator provides information to the Participant clearly indicating that the Participant has the right to at least 30 days to consider whether to waive the automatic form of distribution under subsection (a) and consent to a form of distribution other than the automatic form of distribution,

                           (ii) the Participant is permitted to revoke an affirmative distribution election at least until the date of commencement of the distribution, or, if later, at any time prior to the expiration of the 7-day period that begins the day after the explanation described in paragraph (b)(i) is provided to the Participant,

                           (iii) the date of commencement of the distribution of the Participant's Accounts is after the date the explanation described in paragraph (b)(i) is provided to the Participant, and

                           (iv) the distribution of the Participant's Accounts in accordance with the affirmative election does not commence before the expiration of the 7-day period that begins after the explanation described in paragraph (b)(i) is provided to the Participant.

                  (d) The items furnished under subsection (b) shall be written in non-technical language with the financial effects referred to being given in terms of dollars per monthly payment. Such information shall be delivered personally to the Participant or mailed to him (first class mail, postage prepaid) within 30 days after receipt by the Administrator of such written request.

                  (e) Notwithstanding subsection (a), and subject to subsection (e), if a Participant described in subsection (a) elects during the applicable Election Period, with Spousal Consent, to waive such annuity in accordance with the Rules of the Plan, such Participant may elect to receive the amount credited to his Accounts under one of the following options:

                           (i)      a Life Annuity,

                           (ii)     a 10 year Certain and Life Annuity or

                           (iii)    payment in any other form available under
         Section 11.2.

Any such election may be revoked or made again at any time during the applicable Election Period.

                  (f) Notwithstanding subsections (a) and (e), if the entire amount credited to a Participant's Accounts does not exceed $5,000 (and did not exceed such amount under a prior withdrawal or distribution under the
Plan), such Participant shall receive the amount credited to his Accounts in cash in one lump sum in accordance with paragraph (e)(iii).

                                  ARTICLE BIII
                               BENEFITS UPON DEATH

SECTION B3.1      DISTRIBUTION OF ACCOUNTS UPON DEATH

                  (a) Subject to subsection (b), if a Participant dies before any distribution of his Accounts has been made or commenced and was married on the date of his death, all of the amount credited to his Accounts shall be applied to purchase a qualified preretirement survivor annuity for the life of his Surviving Spouse which shall commence on a date specified by the Spouse which is not later than the later of

                           (i) the first anniversary of the Participant's death, or

                           (ii) the date on which the Participant would have attained age 70 1/2.

                  (b)      Notwithstanding subsection (a),

                           (i) if a Former Participant or a Participant who is more than 35 years old elected to waive such qualified preretirement survivor annuity during the applicable Election Period in accordance with the Rules of Plan and obtained Spousal Consent, or

                           (ii)     if such Surviving Spouse, after the
         Participant's death, elects in accordance with the Rules of the Plan to waive the qualified preretirement survivor annuity to which such Surviving Spouse is otherwise entitled,

the amount credited to the Participant's Accounts shall be paid to the Surviving Spouse in one of the methods permitted under Section 11.2 in accordance with Section B3.3. Any election under paragraph (b) may be revoked or made again at any time during the applicable Election Period.

                  (c)      (i)      Upon the death of a Participant who was not
         married on the date of his death, the amount credited to his Accounts shall be paid to his Beneficiary.

                           (ii) Upon the death of a Participant who has not yet received the entirety of the distribution of his Accounts, any remaining balance of his distribution of his Accounts shall be paid, to his Beneficiary.

SECTION B3.2 - EXPLANATION OF QUALIFIED PRERETIREMENT SURVIVOR ANNUITY. The Administrator shall provide a written explanation of the qualified preretirement survivor annuity (as defined in Code Section 417(c)):

                  (a) to a Participant who is a Participant on his thirty-second birthday, within the three Plan Year period commencing with the Plan Year in which his thirty-second birthday occurs;

                  (b) to a Participant who becomes a Participant after his thirty-second birthday, within the three Plan Year period commencing with the Plan Year in which he becomes a Participant; and

                  (c) to a Former Participant who has a Separation from the Service prior to his thirty-second birthday, within one year of his Separation from the Service,

or such longer period as is allowed under Code Section 417(a)(3).

Section B3.3 DISTRIBUTION UPON DEATH.

                  (a) If an Annuity Participant dies before distribution of his Accounts commences, then the vested balance of his Accounts shall be paid to his Beneficiary in one of the available forms, as elected by the Beneficiary. Payment to a Beneficiary must either: (1) be completed by the end of the calendar year that contains the fifth anniversary of the Annuity Participant's death or (2) begin by the end of the calendar year that contains the first anniversary of the Annuity Participant's death and be completed within the period of the Beneficiary's life or life expectancy, except that:

                           (i) If the Surviving Spouse is the Beneficiary, payments need not begin until the later of (A) the end of the calendar year that includes the first anniversary of the Annuity Participant's death or (B) the end of the calendar year in which the Annuity Participant would have been required to commence payments under Section
         11.4 of the Plan, and must be completed within the Surviving Spouse's life or life expectancy; and

                           (ii) If the Annuity Participant and the Surviving Spouse who is the Beneficiary die (A) before the date on which the Annuity Participant would have been required to begin payments under
         Section 11.4 of the Plan and (B) before payments have begun to the Surviving Spouse, the Surviving Spouse shall be treated as the Annuity Participant in applying these rules.

                  (b) If payment has commenced prior to the Annuity Participant's death, payment of the Annuity Participant's Accounts shall be made in such manner that the remaining interest is distributed at least as rapidly as under the method being used as of the date of the Annuity Participant's death.

                                                                      APPENDIX B

                             THE 2001 RESTATEMENT OF
                        THE HARRAH'S ENTERTAINMENT, INC.
                           SAVINGS AND RETIREMENT PLAN

                         MERGER OF THE RIO SUITES HOTEL
                       & CASINOS EMPLOYEE RETIREMENT PLAN

                  This Appendix C contains additional provisions of the Plan relating to the merger of the Rio Plan into the Plan, effective as of January 3, 2000. Specifically, Appendix C contains provisions relating to the Accounts of Plan Participants who were participants in the Rio Plan and who became Participants in the Plan effective as of January 3, 2000. Effective June 18, 2001, annuities ceased to be a distribution option for any Rio Participant, and this Appendix C will no longer be effective.

                                   ARTICLE CI.

                                   DEFINITIONS

                  Unless the context clearly indicates to the contrary, the terms used herein with the first letter or letters capitalized shall have the meaning specified below, or, if no definition is provided below, such terms shall have the meaning specified in the Plan.

Section C1.1 ANNUITY STARTING DATE. "Annuity Starting Date" shall mean the first day of the first period for which an amount is payable as an annuity or, in the case of an amount not payable as an annuity, the first day on which all events have occurred which entitle the Participant to a distribution.

Section C1.2 ELECTION PERIOD. "Election Period" means:

                  (a) in the case of an election to waive the Joint and Survivor Annuity, the period beginning 90 day before the Participant's Annuity Starting Date and ending on the later of

                           (i)      the Participant's Annuity Starting Date, or

                           (ii) the 60th day after the mailing or personal delivery to him of information he has requested under Section C.2.1(b)(ii).

                  (b) in the case of an election to waive the qualified preretirement survivor annuity,

                           (i) by a former Participant who has had a Separation from the Service, the period which begins on the date of his Separation from the Service and ends on the date of his death, or

                           (ii) otherwise, the period which begins on the first day of the

RIO PLAN                                                              APPENDIX C

         Plan Year in which the Participant attains age 35 and ends on the date of his death.

Section C1.4 JOINT AND SURVIVOR ANNUITY. "Joint and Survivor Annuity" shall mean an annuity for the life of the Rio Participant with a survivor annuity for the life of his Surviving Spouse which is not less than 50% and not more than 100% of the amount which is payable during the joint lives of the Rio Participant and his Spouse. Unless a Participant elects otherwise, the Participant's Joint and Survivor Annuity shall provide for a survivor benefit equal to 50% of the amount which is payable during the joint lives of the Participant and his Surviving Spouse.

Section C1.5 LIFE ANNUITY. "Life Annuity" means an annuity for the life of the Participant with no payments after death.

Section C1.6 QUALIFIED ELECTION. "Qualified Election" shall mean a written waiver of a qualified Joint and Survivor Annuity or a qualified pre-retirement survivor annuity with Spousal Consent. Additionally, a revocation of a prior waiver may be made by the Rio Participant without the consent of the Spouse at any time before the commencement of benefits. A new waiver can be made thereafter, but a new Spousal Consent will be required. The number of revocations and waivers shall not be limited.

Section C1.7 RIO PARTICIPANT. "Rio Participant" shall mean a Plan Participant who was a participant in the Rio Plan and who became a Participant in the Plan effective as of January 3, 2000.

                                  ARTICLE CII.

                            DISTRIBUTION OF ACCOUNTS

SECTION C2.1 DISTRIBUTION OF ACCOUNTS.

                  (a) Subject to subsections (e) and (f), when a Rio Participant is entitled to a distribution under Section 11.1, the amount credited to his Accounts shall be applied to purchase

                           (i)      if he is married, a Joint and Survivor
         Annuity, or

                           (ii)     if he is not married, a Life Annuity.

Distribution of a Participant's Accounts in the form of a Joint and Survivor Annuity shall require the Participant's consent if such distribution commences prior to his Normal Retirement Date.

                  (b) Not less than 30 days, and not more than 90 days, prior to his Annuity Starting Date, each Participant who may be affected by this Section shall be furnished, by mail or personal delivery (and consistent with such regulations as the

Secretary may prescribe), with

                           (i) a written explanation of the terms and conditions of the Joint and Survivor Annuity, including

                                    A        the right of the Participant to
                  make, and the effect of, an election under subsection (d) to waive the Joint and Survivor Annuity,

                                    B        the relative financial effect on
                  his Accounts of an election under subsection (d),

                                    C        the right of the Participant's
                  Spouse under subsection (d), and

                                    D        the right of the Participant under
                  subsection (d) to revoke an election made under subsection (d) and the effect thereof, and

                           (ii) a statement that the Administrator will furnish the Participant upon his first written request within 60 days after the mailing or personal delivery to him of the notice required under this subsection, a detailed statement as to the financial effect upon his Accounts of making an election under subsection (d).

                  (c) Notwithstanding subsection (b), if the Participant, after having received the written explanation described in paragraph (b)(i), affirmatively elects a form of distribution under subsection (e) with Spousal Consent (if necessary), the distribution under subsection (e) may commence less than 30 days after the written explanation described in paragraph (b)(i) was provided to the Participant, provided the following requirements are met:

                           (i) the Administrator provides information to the Participant clearly indicating that the Participant has the right to at least 30 days to consider whether to waive the automatic form of distribution under subsection (a) and consent to a form of distribution other than the automatic form of distribution,

                           (ii) the Participant is permitted to revoke an affirmative distribution election at least until the date of commencement of the distribution, or, if later, at any time prior to the expiration of the 7-day period that begins the day after the explanation described in paragraph (b)(i) is provided to the Participant,

                           (iii) the date of commencement of the distribution of the Participant's Accounts is after the date the explanation described in paragraph (b)(i) is provided to the Participant, and

                           (iv) the distribution of the Participant's Accounts in accordance


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         with the affirmative election does not commence before the expiration of the 7-day period that begins after the explanation described in paragraph (b)(i) is provided to the Participant.

                  (d) The items furnished under subsection (b) shall be written in non-technical language with the financial effects referred to being given in terms of dollars per monthly payment. Such information shall be delivered personally to the Participant or mailed to him (first class mail, postage prepaid) within 30 days after receipt by the Administrator of such written request.

                  (e) Notwithstanding subsection (a), and subject to subsection (e), if a Participant described in subsection (a) elects during the applicable Election Period, with Spousal Consent, to waive such annuity in accordance with the Rules of the Plan, such Participant may elect to receive the amount credited to his Accounts under one of the following options:

                           (i)      a Life Annuity, or

                           (ii)     payment in any other form available under
         Section 11.2.

Any such election may be revoked or made again at any time during the applicable Election Period.

                  (f) Notwithstanding subsections (a) and (e), if the entire amount credited to a Participant's Accounts does not exceed $5,000 (and did not exceed such amount under a prior withdrawal or distribution under the
Plan), such Participant shall receive the amount credited to his Accounts in cash in one lump sum in accordance with paragraph (e)(i).

                                  ARTICLE CIII.

                               BENEFITS UPON DEATH

SECTION C3.1 DISTRIBUTION OF ACCOUNTS UPON DEATH

                  (a) Subject to subsection (b), if a Participant dies before any distribution of his Accounts has been made or commenced and was married on the date of his death, all of the amount credited to his Accounts shall be applied to purchase a qualified preretirement survivor annuity for the life of his Surviving Spouse which shall commence on a date specified by the Spouse which is not later than the later of

                           (i) the first anniversary of the Participant's death, or

                           (ii) the date on which the Participant would have attained age 70 1/2.


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                  (b)      Notwithstanding subsection (a),

                           (i) if a Former Participant or a Participant who is more than 35 years old elected to waive such qualified preretirement survivor annuity during the applicable Election Period in accordance with the Rules of Plan and obtained Spousal Consent, or

                           (ii)     if such Surviving Spouse, after the
         Participant's death, elects in accordance with the Rules of the Plan to waive the qualified preretirement survivor annuity to which such Surviving Spouse is otherwise entitled,

the amount credited to the Participant's Accounts shall be paid to the Surviving Spouse in one of the methods permitted under Section 11.2 in accordance with Section C3.3. Any election under paragraph (b) may be revoked or made again at any time during the applicable Election Period.

                  (c)      (i)      Upon the death of a Participant who was not
         married on the date of his death, the amount credited to his Accounts shall be paid to his Beneficiary.

                           (ii) Upon the death of a Participant who has not yet received the entirety of the distribution of his Accounts, any remaining balance of his distribution of his Accounts shall be paid, to his Beneficiary.

Section C3.2 EXPLANATION OF QUALIFIED PRERETIREMENT SURVIVOR ANNUITY. The Administrator shall provide a written explanation of the qualified preretirement survivor annuity (as defined in Code Section 417(c)):

                  (a) to a Participant who is a Participant on his 32nd birthday, within the three-Plan Year period commencing with the Plan Year in which his 32nd birthday occurs;

                  (b) to a Participant who becomes a Participant after his 32nd birthday, within the three-Plan Year period commencing with the Plan Year in which he becomes a Participant; and

                  (c) to a Former Participant who has a Separation from the Service prior to his 32nd birthday, within one year of his Separation from the Service,

or such longer period as is allowed under Code Section 417(a)(3).

Section C3.3 DISTRIBUTION UPON DEATH.

                  (a) If a Rio Participant dies before distribution of his Accounts commences, then the vested balance of his Accounts shall be paid to his Beneficiary in one of the available forms, as elected by the Beneficiary. Payment to a Beneficiary


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must either: (1) be completed by the end of the calendar year that contains the fifth anniversary of the Rio Participant's death or (2) begin by the end of the calendar year that contains the first anniversary of the Rio Participant's death and be completed within the period of the Beneficiary's life or life expectancy, except that:

                           (i) If the Surviving Spouse is the Beneficiary, payments need not begin until the later of (A) the end of the calendar year that includes the first anniversary of the Rio Participant's death or (B) the end of the calendar year in which the Rio Participant would have been required to commence payments under Section 11.4 of the Plan, and must be completed within the Surviving Spouse's life or life expectancy; and

                           (ii) If the Rio Participant and the Surviving Spouse who is the Beneficiary die (A) before the date on which the Rio Participant would have been required to begin payments under Section
         11.4 of the Plan and (B) before payments have begun to the Surviving Spouse, the Surviving Spouse shall be treated as the Rio Participant in applying these rules.

                  (b) If payment has commenced prior to the Rio Participant's death, payment of the Rio Participant's Accounts shall be made in such manner that the remaining interest is distributed at least as rapidly as under the method being used as of the date of the Rio Participant's death.





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